                     PF ACQUISITION CORP.

                         $160,000,000
                12 1/4% Senior Subordinated Notes
                           Due 2005


                      PURCHASE AGREEMENT

                    Dated November 3, 1994

                             TABLE OF CONTENTS

                                                                       Page

ARTICLE 1.        DEFINITIONS.......................................     2

ARTICLE 2.        PURCHASE AND SALE OF THE NOTES....................     8

  Section 2.1          Issue of the Notes..........................      8
  Section 2.2          Sale and Purchase of the Notes;
                          the Closing..............................      9
  Section 2.3          Failure to Deliver..........................     10
  Section 2.4          Further Action..............................     10

ARTICLE 3.        CLOSING CONDITIONS................................    11

  Section 3.1          Conditions to Obligations of
                          the Purchasers...........................     11
  Section 3.1.1        Opinions of Counsel.........................     11
  Section 3.1.2        Representations and Warranties
                          True; No Event of Default................     12
  Section 3.1.3        Compliance with Agreements..................     12
  Section 3.1.4        Accountant's Letter.........................     12
  Section 3.1.5        Officers' Certificates......................     12
  Section 3.1.6        Completion of Other
                          Transactions.............................     13
  Section 3.1.7        Consents; Permits...........................     14
  Section 3.1.8        Purchase Permitted by
                          Applicable Laws; Legal
                          Investment...............................     14
  Section 3.1.9        Solvency Letter.............................     15
  Section 3.1.10       Full Subscription...........................     15
  Section 3.2          Conditions to Obligations of
                          the Company..............................     15
  Section 3.2.1        Sale of Notes...............................     15
  Section 3.2.2        Purchasers' Representations and
                          Warranties True..........................     15
  Section 3.2.3        Offering by the Placement Agent.............     15
  Section 3.2.4        Sale of Notes Not Enjoined..................     16
  Section 3.2.5        Financing; Acquisition......................     16

ARTICLE 4.        REPRESENTATIONS AND WARRANTIES....................    17

  Section 4.1          Representations and Warranties
                          by the Company and Pro-Fac...............     17
  Section 4.1.1        Organization, Standing and
                          Qualification; Requisite
                          Corporate Power..........................     17

  Section 4.1.2        Subsidiaries................................     18
  Section 4.1.3        Capitalization..............................     19
  Section 4.1.4        No Violation................................     19
  Section 4.1.5        Due Execution, etc..........................     20
  Section 4.1.6        Governmental Consents.......................     21
  Section 4.1.7        No Material Adverse Change..................     21
  Section 4.1.8        Full Disclosure.............................     21
  Section 4.1.9        Financial Statements........................     22
  Section 4.1.10       Outstanding Indebtedness....................     23
  Section 4.1.11       Use of Proceeds.............................     23
  Section 4.1.12       Pending Litigation..........................     23
  Section 4.1.13       Title to and Condition of
                          Properties...............................     23
  Section 4.1.14       Environmental Protection....................     23
  Section 4.1.15       Taxes.......................................     24
  Section 4.1.16       Compliance with Laws........................     24
  Section 4.1.17       Labor Relations.............................     25
  Section 4.1.18       Private Offering............................     25
  Section 4.1.19       Bank Credit Agreement and
                          Merger Agreement
                          Representations and
                          Warranties...............................     26
  Section 4.1.20       Intellectual Property.......................     27
  Section 4.1.21       Brokers.....................................     27
  Section 4.1.22       Investment Company Act......................     28
  Section 4.1.23       Solvency....................................     28
  Section 4.1.24       Insurance...................................     28
  Section 4.2          Purchaser Representations and
                          Warranties...............................     28

ARTICLE 5.        COMPLIANCE WITH THE SECURITIES ACT................    32

  Section 5.1          Compliance with the Securities
                          Act......................................     32
  Section 5.2          Certificates Evidencing the
                          Notes....................................     33
  Section 5.3          Information.................................     34

ARTICLE 6.        SUBSTITUTION OF PURCHASERS........................    34

  Section 6.1          Substitution of Purchasers..................     34

ARTICLE 7.        MISCELLANEOUS.....................................    35

  Section 7.1          Access to Information.......................     35
  Section 7.2          Notices.....................................     36
  Section 7.3          Expenses....................................     36
  Section 7.4          Home Office Payment.........................     37
  Section 7.5          Termination.................................     38

  Section 7.6          Survival of Representations and
                          Warranties...............................     38
  Section 7.7          Assignments.................................     38
  Section 7.8          No Waiver; Modifications in
                          Writing..................................     39
  Section 7.9          Counterparts................................     39
  Section 7.10         Headings....................................     39
  Section 7.11         Consent to Jurisdiction and
                          Service of Process.......................     40
  Section 7.12         Governing Law...............................     40
  Section 7.13         Entire Agreement............................     40
  Section 7.14         Severability................................     40
  Section 7.15         Delivery....................................     40
  Section 7.16         Attorneys' Fees.............................     40
  Section 7.17         Consent to Joint Representation.............     41
  Section 7.18         Reliance Authorized.........................     41
  Section 7.19         Indemnity...................................     41


EXHIBITS

  Exhibit A            Form of Indenture

  Exhibit B            Form of Managed Accounts Letter

  Exhibit C            Form of Registration Rights Agreement

  Exhibit D            Form of Opinion of Howard, Darby & Levin

  Exhibit E            Form of Opinion of Harris Beach & Wilcox

  Exhibit F            Form of Opinion of Cahill Gordon & Reindel

  Exhibit G            Form of Solvency Certificate

  Exhibit H            Form of Solvency Opinion

  Exhibit I            Form of Placement Agent Letter

SCHEDULES

  Schedule 4.1.2.      Subsidiaries of Curtice-Burns and Pro-Fac

                                   -iii-




                     c/o DILLON, READ & CO. INC.
                           535 Madison Avenue
                      New York, New York  10022


                           __________________

                           PURCHASE AGREEMENT
                           __________________


                                                           November 3, 1994

To Each of the Purchasers
Named on the Signature
Pages Hereof

Ladies and Gentlemen:

            Pursuant to the terms of an Agreement and Plan of Merger dated as of September 27, 1994 (the 'Merger Agreement') among Pro-Fac Cooperative, Inc., a New York cooperative corporation ('Pro-Fac'), PF Acquisition Corp., a New York corporation and a wholly owned subsidiary of Pro-Fac (the 'Company'), and Curtice-Burns Foods, Inc., a New York corporation ('Curtice-Burns'), the Company has made an offer to purchase all of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, each $.99 par value per share (collectively, the 'Common Stock'), of Curtice-Burns and, upon acceptance for payment of the Common Stock pursuant to such offer, proposes to merge with and into Curtice-Burns (the 'Merger') such that all of the issued and outstanding shares of Common Stock not tendered and accepted for payment pursuant to such offer will be converted into the right to receive the cash consideration specified in the Merger Agreement (other than shares of Common Stock owned by Pro-Fac or its subsidiaries or Curtice-Burns or its subsidiaries (which shall be canceled) or shares of Common Stock as to which stockholders of Curtice-Burns have exercised appraisal rights provided in connection with the Merger). The Merger will be financed in part through the issuance by the Company of its 12 1/4% Senior Subordinated Notes Due 2005 (the 'Notes'), in an aggregate principal amount of $160,000,000, pursuant to a trust indenture dated as of November 3, 1994 (the 'Indenture'), among the Company, Pro-Fac, as Parent Guarantor, and IBJ Schroder Bank & Trust Company, as trustee (the 'Trustee'). The Notes will be guaranteed by Pro-Fac on an unsecured senior subordinated basis. In connection with and as a result of the Merger, Curtice-Burns, as the surviving corporation, will assume all of the obligations of the Company under the Notes, the Indenture and this Agreement. In addition, certain Subsidiaries of Curtice-Burns specified in
Schedule 4.1.2 hereto (the 'Subsidiary Guarantors' and, together with Pro-Fac, as Parent Guarantor, the 'Guarantors') will guarantee the Notes on an unsecured senior subordinated basis by execution of a supplemental indenture.

            The Notes will be offered and sold to the Purchasers identified in the signature pages hereof (each, a 'Purchaser') pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the 'Act'). The Company has prepared a preliminary offering memorandum dated October 7, 1994 (the 'Preliminary Offering Memorandum') and has prepared a final offering memorandum dated October 24, 1994 (the 'Offering Memorandum'), relating to the Company and the Notes.

            The Company, the Guarantors and each person a signatory hereto hereby agrees as set forth below. Capitalized terms used but not defined herein shall have the meaning given such terms in Article 1 hereof.

ARTICLE 1.  DEFINITIONS

            As used in this Agreement, the following terms shall have the meanings indicated below:

            'Account' shall have the meaning specified in Section
2.2 of this Agreement.

            'Accredited Investor' means an 'accredited investor', as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

            'Affiliate' means, with respect to any specified
Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

            'Agreement' means this Purchase Agreement, as the same may be supplemented, amended or modified in accordance with the terms hereof.

            'Bank' means Springfield Bank for Cooperatives, a corporation established under the laws of the United States of

America and continuing as a federally chartered instrumentality of the United States under the Farm Credit Act of 1971, as amended.

            'Bank Credit Agreement' means the Term Loan, Term
Loan Facility and Seasonal Loan Agreement dated as of
November 3, 1994 by and among the Bank, Curtice-Burns and the Company.

            'Bank Financing Documents' means the Bank Credit Agreement and each of the agreements, documents and instruments required to be entered into by Curtice-Burns, the Company or any Guarantor on or prior to the Closing Date in accordance with the terms thereof.

            'Book Entry Notes' shall have the meaning set forth in Section 2.2.

            'Business Day' means each Monday, Tuesday, Wednesday,
Thursday and Friday which is not a day on which banking institutions in The City of New York, State of New York are authorized or obligated by law or executive orders to close.

            'Capital Stock' means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

            'Charter Documents' means, with respect to any Person, the Certificate or Articles of Incorporation and By-laws, as amended or restated to the date hereof or the Closing Date, as applicable, of such Person.

            'Closing' shall have the meaning specified in Section
2.2 of this Agreement.

            'Closing Date' shall have the meaning specified in
Section 2.2 of this Agreement.

            'Code' means the Internal Revenue Code of 1986, as amended.

            'Commission' means the United States Securities and
Exchange Commission, as from time to time constituted, and any body or bodies hereafter performing any of the duties performed by the Commission.

            'Contract Default' shall have the meaning specified in Section 4.1.4 of this Agreement.


            'control' means, with respect to any specified Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms 'controlling' and 'controlled' have meanings correlative to the foregoing.

            'Default' and 'Event of Default' shall have the meanings specified in Sections 1.1 and 6.1, respectively, of the Indenture.

            'Definitive Note' shall have the meaning specified in
Section 2.2 of this Agreement.

            'Documents' means each of the Merger Documents, the Note Documents and the Bank Financing Documents.

            'DTC' shall mean The Depository Trust Company.

            'Environmental Laws' means the common law and all federal, state, local and foreign laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, now or hereafter in effect, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (iii) underground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

            'ERISA' means the Employee Retirement Income Security
Act of 1974, as amended.

            'Exchange Act' means the Securities Exchange Act of
1934, as amended.

            'Exchange Notes' means the notes the terms of which are substantially identical to the Notes offered and sold hereby, issued in exchange for the Notes pursuant to the Exchange Offer.

            'Exchange Offer' means the registration of Exchange Notes by Curtice-Burns and the Guarantors under the Securities Act pursuant to a registration statement under which Curtice-Burns and each Guarantor offer each holder of Notes the opportunity to exchange all outstanding Notes held by such holder for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of Notes held by such holder, all in accordance with the terms and conditions of the Registration Rights Agreement.

            'Exchange Offer Registration Statement' means the registration statement filed in connection with an Exchange
Offer by the Company.

            'Financing' shall have the meaning specified in
Section 3.1.6(a) of this Agreement.

            'GAAP' means generally accepted accounting principles, set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are applicable as of the date of determination.

            'Global Note' shall have the meaning set forth in
Section 2.2.

            'Guarantee' means each guarantee in respect of the Notes pursuant to Article Eleven of the Indenture.

            'Hazardous Material' means any pollutant, contaminant, chemical, or industrial, toxic or hazardous substance, constituent or waste, including, without limitation, petroleum including crude oil or any fraction thereof, or any petroleum product.

            'Lien' means any mortgage, charge, pledge, lien (statutory or other), privilege, security interest, hypothecation, cessation and transfer, lease of real property, assignment for security, claim, deposit arrangement, or preference or priority or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

            'Material Adverse Effect' means a material adverse effect on the business, condition (financial or otherwise), results of operations or properties of the Pro-Fac Companies, taken as a whole.

            'Merger Documents' means the Merger Agreement, the Stockholder Agreement and each of the agreements, documents and instruments required to be entered into by any Pro-Fac Company on or prior to the Closing Date in accordance with the terms thereof.

            'Note Documents' means this Agreement, the Notes, the Indenture, the Guarantees of the Notes by Pro-Fac and the Subsidiary Guarantors, and the Registration Rights Agreement, collectively, together with any exhibits, schedules or other attachments hereto or thereto, as they may be amended or supplemented from time to time in accordance with the respective terms thereof.

            'Permitted Liens' shall have the meaning specified in
Section 1.1 of the Indenture.

            'Person' means an individual, partnership, corporation, trust or unincorporated organization or a government or agency or political subdivision thereof.

            'Placement Agent' shall have the meaning specified in
Section 2.2 of this Agreement.

            'Pro-Fac Companies' means each of Pro-Fac, the Company, Curtice-Burns and each of the Subsidiaries of Curtice-
Burns.

            'Purchase Price' shall have the meaning specified in
Section 2.2 of this Agreement.

            'Purchasers' means (i) each Person who accepts and agrees to the terms hereof as indicated by such Person's signature on the execution pages of this Agreement or a counterpart thereof, (ii) each Person, if any, on whose behalf another Person executes this Agreement and whose funds are used for the purchase of any Notes hereunder and, with respect to whom, the Person so executing this Agreement executes and delivers to the Company simultaneously with or prior to the Closing Date a representation letter in the form of Exhibit B hereto, and (iii) subject to Article 6 of this Agreement, each Substitute Purchaser.

            'Qualified Institutional Buyer' shall have the meaning specified in Rule 144A under the Securities Act.

            'Registration Rights Agreement' means the
Registration Rights Agreement dated as of the Closing Date among the Company, Pro-Fac and the Purchasers substantially in the form of Exhibit C hereto, as amended and supplemented from time to time in accordance with the terms thereof.

            'Securities Act' means the Securities Act of 1933, as amended.

            'Solvency' shall have a meaning correlative to the meaning of the term 'Solvent.'

            'Solvent' means, with respect to any Person, as of any date, (i) the fair value of the aggregate assets of such Person will exceed the total liabilities (including, without limitation, subordinated, unmatured, unliquidated, disputed and contingent liabilities) of such Person, (ii) the present fair salable value of the aggregate assets of such Person will be greater than probable liabilities of such Person on its debts as they become absolute and matured, (iii) such Person will be able to pay its debts and other liabilities (including contingent liabilities and other commitments) as they mature,
(iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, (v) such Person will not have an unreasonably small capital for the businesses in which it is engaged, as now conducted by such Person and as such businesses are proposed to be conducted and
(vi) with respect to the transactions contemplated by this Agreement, the Merger Agreement and the other Documents, such Person is not entering into such transactions with the intention to hinder, delay or defraud creditors. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the maximum amount that can reasonably be expected to become an actual or matured liability.

            'Stockholder Agreement' means the Stockholder
Agreement dated as of September 27, 1994 by and among Pro-Fac, the Company and Agway Holdings, Inc., a Delaware corporation.

            'Subsidiary' means with respect to any Person, any other Person of which a majority of the equity ownership or the voting securities is at the time owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person.

            'Substitute Purchaser' shall have the meaning specified in Section 6.1 of this Agreement.

            'Tax' or 'Taxes' means all taxes, including all foreign and United States federal, state, county or local income, excise, withholding, sales, franchise, property, gains, transfer, employment or other taxes and all interest and penalties related thereto.

            'United States Person' shall have the meaning specified under Rule 902(o) under the Securities Act.

ARTICLE 2.  PURCHASE AND SALE OF THE NOTES

            Section 2.1. Issue of the Notes. The Company has authorized the issuance and sale to you and each other
Purchaser of $160,000,000 aggregate principal amount of its 12 1/4% Senior Subordinated Notes Due 2005, to be issued pursuant to the Indenture. Each Note will be issued in the principal amount of $1,000 or any integral multiple of $1,000 and shall otherwise be in the form of the Note set forth as Exhibit A to the Indenture. The Notes shall be guaranteed by the Parent Guarantor and, upon the consummation of the Merger, by the Subsidiary Guarantors, each on an unsecured senior subordinated basis.

            Each Purchaser will have the registration rights with respect to the Notes that are set forth in the Registration Rights Agreement, for so long as the Notes are Transfer Restricted Securities (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Commission under the circumstances set forth therein (i) a registration statement under the Securities Act (the 'Exchange Offer Registration Statement') relating to the New Notes (as defined in the Registration Rights Agreement) to be offered in exchange for the Notes (the 'Exchange Offer') and (ii) under certain circumstances set forth therein, a shelf registration statement pursuant to Rule 415 under the Securities Act relating to resale by holders of the Notes.

            Section 2.2. Sale and Purchase of the Notes; the Closing. In reliance upon the representations and warranties made herein and subject to the satisfaction or waiver of the terms and conditions set forth herein, the Company hereby agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees, severally and not jointly, to purchase from the Company at the Closing on the Closing Date, the principal amount of Notes set forth below such Purchaser's name on the signature pages hereof, for a purchase price equal to 100% of the principal amount of such Notes. The Purchasers may include Dillon, Read & Co. Inc. (the 'Placement Agent') or persons who may be deemed affiliated or associated with the Placement Agent.

            The sale and purchase of the Notes shall take place at a closing (the 'Closing') at the offices of Howard, Darby & Levin, 1330 Avenue of the Americas, New York, New York 10019, no earlier than 10:00 a.m. on November 3, 1994 (the 'Closing Date').

            Payment of the purchase price (the 'Purchase Price') for the Notes hereunder shall be made by each Purchaser by 10:00 a.m. (New York City time) on November 3, 1994 by federal funds check or by wire transfer of immediately available funds to one or more accounts (collectively, the 'Account') designated by the Placement Agent in a notice to the Purchasers prior to the Closing. If the Closing occurs, interest will accrue on the Notes beginning on the Closing Date. If the Closing does not occur, the Company shall pay to each Purchaser an amount of interest on the Purchase Price deposited into the Account by such Purchaser equal to the interest such Purchaser would have received on the Notes from the Closing Date to but not including the date such Purchase Price is returned to such Purchaser.

            If a Purchaser is an Accredited Investor who is not a Qualified Institutional Buyer, then one or more Notes in definitive form, registered in such names and permitted denominations as such Purchaser may request in writing not less than two business days prior to the Closing Date, in an amount corresponding to the amount of Notes sold to such Purchaser (a 'Definitive Note'), shall be delivered to such Purchaser by the Company upon the deposit by such Purchaser of funds into the Account in accordance with the preceding paragraph. For each Purchaser who is a Qualified Institutional Buyer, one or more Notes in global form (a 'Global Note') registered in the name of Cede & Co., as nominee of The Depository Trust Company ('DTC'), which will act as depository, representing all Notes purchased by such Purchasers, who are Qualified Institutional Buyers, shall be delivered to DTC by the Company on the business day immediately preceding the Closing Date (each such beneficial interest in the Global Note being herein referred to as a 'Book-Entry Note'). Each such Book-Entry Note shall be delivered to such Purchaser upon the deposit by such Purchaser of funds into the Account in accordance with the preceding paragraph. At the Closing, the Placement Agent shall release the Purchase Price from the Account to the Company. The forms of the Definitive Notes and the Global Notes in definitive form shall be made available to the Placement Agent for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

            Section 2.3. Failure to Deliver. If at the Closing any of the conditions to the Closing specified in this Agreement (other than the conditions specified in Section 3.2 hereof) shall not have been satisfied to the reasonable satisfaction of any Purchaser or waived by such Purchaser, such Purchaser shall, at its election and notwithstanding anything to the contrary in this Agreement, be relieved of all further obligations under this Agreement without thereby waiving any other rights such Purchaser may have by reason of such nonful-fillment or failure; provided, however, that if the Closing shall not have occurred on or prior to 3:00 p.m. on the Closing Date, then each Purchaser to which Notes have been delivered pursuant to Section 2.2 shall return such Notes (through DTC, if such Notes are Book-Entry Notes) to the Company and the Purchase Price applicable to such Notes shall be released from the Account to such Purchaser. Nothing in this Section 2.3 shall operate to relieve either of the Company or Pro-Fac from any of its obligations hereunder.

            Section 2.4. Further Action. During the period from the date hereof to the Closing Date, (a) the Company and Pro-
Fac shall use their respective reasonable best efforts and take all action reasonably necessary or appropriate to cause their respective representations and warranties contained in
Section 4.1 to be true and correct as of the Closing Date after giving effect to the transactions contemplated by this Agreement, the Merger Agreement and the other Documents, as if made at and as of such time and (b) each Purchaser shall use its reasonable best efforts and take all action reasonably necessary or appropriate to cause the representations and warranties of such Purchaser contained in Section 4.2 hereof to be true and correct as of the Closing Date as if made at and as of such time.

ARTICLE 3.  CLOSING CONDITIONS

            Section 3.1. Conditions to Obligations of the Purchasers. The obligation of each Purchaser to purchase and pay for the Notes to be purchased by it hereunder shall be subject to the satisfaction or waiver by such Purchaser of each of the following conditions on or before the Closing Date:

            Section 3.1.1.  Opinions of Counsel.  The Placement
Agent and such Purchaser shall have received the following opinions:

            (a) favorable opinions, dated the Closing Date and addressed to the Placement Agent and each Purchaser, from Howard, Darby & Levin, special counsel to the Company and Pro-Fac and, after the effectiveness of the Merger, Curtice-Burns, substantially in the form of Exhibit D hereto, and covering such other matters as may reasonably be requested by the Purchasers;

            (b) favorable opinions, dated the Closing Date and addressed to the Placement Agent and each Purchaser, from Harris Beach & Wilcox, counsel to the Company and Pro-Fac and, after the effectiveness of the Merger, Curtice-Burns, substantially in the form of Exhibit E hereto, and covering such other matters as may reasonably be requested by the Purchasers;

             (c) favorable opinions, dated the Closing Date and addressed to the Placement Agent and each Purchaser, from Cahill Gordon & Reindel, special counsel to the Purchasers, substantially in the form of Exhibit F hereto;
      and

            (d) such other opinions of counsel covering matters incidental to the transactions contemplated by this

      Agreement and the Merger Agreement as you may reasonably request.

            Section 3.1.2. Representations and Warranties True; No Event of Default. Each of the representations and warranties made by each of the Company and Pro-Fac contained in
Section 4.1 hereof shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such time, in each case, after giving effect to the transactions contemplated by this Agreement, the Merger Agreement and each of the other Documents, except to the extent that any such representation or warranty was expressly made as of any other date, in which case such representation or warranty shall have been true and correct at and as of such date. There shall exist on and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, the Merger Agreement and the other Documents, no Default or Event of Default.

            Section 3.1.3.  Compliance with Agreements.  Each of
the Company, Pro-Fac and Curtice-Burns shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein, in the other
Documents and any other document contemplated hereby and thereby that are required to be performed or complied with by such Person on or before the Closing Date.

            Section 3.1.4. Accountant's Letter. The Placement Agent shall have received a 'cold comfort' letter addressed to itself and the Company, dated the Closing Date, from Price Waterhouse LLP, independent public accountants to the Company, Pro-Fac and Curtice-Burns, in form and substance reasonably satisfactory to the Placement Agent.

            Section 3.1.5. Officers' Certificates. Each Purchaser and the Placement Agent shall have received
(i) certificates, dated the Closing Date and signed by the Chief Executive Officer or the President or, in the case of Pro-Fac, the General Manager, and attested by the Secretary or any Assistant Secretary of each of the Company and Pro-Fac, certifying (a) that the conditions set forth in Sections 3.1.2, 3.1.3, 3.1.6 and 3.1.7 of this Agreement have been satisfied on and as of such date and (b) as to such other matters as the Placement Agent may reasonably request and (ii) a certificate, dated the Closing Date and signed by the Vice President-Finance of the Company, in the form attached hereto as Exhibit G, certifying as to the Solvency, prior to and immediately after giving effect to the transactions contemplated by this Agreement, the Merger Agreement and the other Documents, of Curtice-Burns and each Guarantor, taken individually.

            Section 3.1.6.  Completion of Other Transactions.
(a) Each of the Bank and the Company shall have entered into the Bank Credit Agreement providing for senior bank financing (the 'Financing') substantially as described in the Offering Memorandum in all material respects. Each of the Bank Financing Documents shall have been duly authorized, executed and delivered by the parties thereto (other than Curtice-Burns and the Subsidiary Guarantors), shall not have been terminated and shall be in full force and effect. No event shall have occurred and be continuing, and no event shall have failed to occur (other than the Merger and the execution of the Bank Financing Documents by Curtice-Burns and the Subsidiary Guarantors), the occurrence or continuance or failure to occur of which would relieve the Bank of its obligation to advance funds, or preclude it from advancing funds, to the Company pursuant to the terms of the Bank Credit Agreement, and, substantially concurrently with the Closing hereunder, the Bank shall have advanced funds in amounts equal to approximately $80,000,000 under the term loan portion of the Bank Credit Agreement, $97,500,000 under the term loan facility portion of the Bank Credit Agreement and such additional amounts as are necessary under the seasonal facility portion of the Bank Credit Agreement for the purpose of funding the Merger and related transactions, including the refinancing of existing indebtedness.

            (b) Each of the Merger Documents shall have been duly authorized, executed and (other than the Certificate of Merger) delivered by the parties thereto, shall not have been terminated, and shall be in full force and effect. None of the parties to the Merger Documents shall be in material breach of any of their respective material obligations thereunder. The conditions precedent to the transactions contemplated by the Merger Agreement (other than the receipt of funds) shall have been duly satisfied or waived; provided, however, that no party to the Merger Agreement shall have waived any such conditions which waiver, singly or in the aggregate, is likely to have a Material Adverse Effect. Substantially simultaneously with the sale of the Notes hereunder to the Purchasers, the closing contemplated by the Merger Agreement shall have been consummated in accordance with the terms of the Merger Agreement.

            (c) Each of the Note Documents shall have been duly authorized, executed and delivered by the respective parties thereto (other than any Note Documents to be executed by Curtice-Burns or any Subsidiary Guarantor), shall not have been terminated and shall be in full force and effect. The
Placement Agent shall have received on behalf of such Purchaser a conformed copy of the Indenture and an original copy of this Agreement and the Registration Rights Agreement. Pro-Fac shall have duly authorized the issuance and sale of its Guarantee of the Notes pursuant to this Agreement and the Indenture.

            (d)  The Notes to be issued and sold to the
Purchasers hereunder shall have been executed by the Company and delivered to the Trustee pursuant to the Indenture and the Trustee shall have authenticated such Notes in accordance with the Indenture.

            Section 3.1.7. Consents; Permits. Substantially simultaneously with the Closing hereunder, all consents, permits, agreements, approvals and other authorizations that may be required from, and all such filings and declarations that may be required with, any Person pursuant to any law, statute, regulation, or rule (federal, provincial, state, local and foreign) or pursuant to any order, decree or other agreements to which any of the Company, Pro-Fac or Curtice-Burns is a party or by which any of them are bound, in connection with this Agreement, the Merger Agreement, each of the other Documents and the transactions contemplated hereby and thereby shall have been obtained or made, as the case may be, except such consents, permits, agreements, approvals and other authorizations which, if not obtained or made, are not likely to have a Material Adverse Effect. All applicable waiting periods (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Merger or any such transactions described in the preceding sentence.

            Section 3.1.8.  Purchase Permitted by Applicable
Laws; Legal Investment. The purchase of and payment for the Notes to be purchased by such Purchaser hereunder and the consummation of the transactions contemplated by the Merger Agreement and the Bank Credit Agreement (a) shall not be prohibited by any applicable law, court order or injunction (temporary or permanent), or governmental regulation, release, interpretation or opinion (including, without limitation, Regulations G, T, U and X of the Board of Governors of the
Federal Reserve System)
whether domestic or foreign and (b) shall not, in such Purchaser's reasonable judgment, subject such Purchaser to any penalty, tax, liability or other material adverse effect (other than income taxes payable on the interest paid on the Notes).

            Section 3.1.9.  Solvency Letter.  The Placement Agent
shall have received a letter, dated the Closing Date, from American Appraisal Associates with respect to the solvency of the Pro-Fac Companies, substantially in the form of Exhibit H hereto.

            Section 3.1.10. Full Subscription. Each Purchaser shall have accepted delivery of and made payment for Notes to be purchased by it hereunder at the Closing Date pursuant to this Agreement such that together with funds from the other financing sources described in the Offering Memorandum, the Company and Pro-Fac will have sufficient funds to consummate the Merger and the other transactions contemplated by the Merger Agreement.

            Section 3.2. Conditions to Obligations of the Company. The obligation of the Company to issue and sell the Notes pursuant to this Agreement shall be subject to the satisfaction or waiver of each of the following conditions on or before the Closing Date:

            Section 3.2.1.  Sale of Notes.  Each Purchaser shall
have delivered payment to the Company in respect of its purchase of the Notes pursuant to this Agreement.

            Section 3.2.2. Purchasers' Representations and Warranties True. The representations and warranties of each of the Purchasers contained in Section 4.2 of this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date, after giving effect to the transactions contemplated by the Note Documents, as if made on and as of such time.

            Section 3.2.3. Offering by the Placement Agent. The Company and Pro-Fac shall have received a letter, dated the Closing Date and addressed to them from the Placement Agent in form and substance satisfactory to them, substantially in the form of Exhibit I hereto. The Company and Pro-Fac shall have also received such assurances as they may reasonably request from the Placement Agent that the Notes have been offered and sold in accordance with all applicable state securities laws or 'blue sky' laws.

            Section 3.2.4. Sale of Notes Not Enjoined. The sale of the Notes by the Company hereunder and the consummation of the transactions contemplated by the Documents shall not have been enjoined (temporarily or permanently) at the time of the Closing or be prohibited by any applicable law or governmental regulation, release, interpretation or opinion (including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System) whether domestic or foreign.

            Section 3.2.5. Financing; Acquisition. (a) Each of the Bank and the Company shall have entered into the Bank
Credit Agreement providing for the Financing, which Bank Credit Agreement shall be substantially as described in the Offering Memorandum in all material respects. The Bank Financing Documents shall have been duly authorized, executed and delivered by the parties thereto (other than Curtice-Burns and the Subsidiary Guarantors), shall not have been terminated and shall be in full force and effect. No event shall have occurred and be continuing, or shall have failed to occur
(other than the Merger and the execution of the Bank Financing Documents by Curtice-Burns and the Subsidiary Guarantors), the occurrence or continuance or failure to occur of, which would relieve the Bank of its obligation to advance funds, or preclude it from advancing funds, to the Company pursuant to the terms of the Bank Credit Agreement, and, substantially concurrently with the Closing hereunder, the Bank shall have advanced funds in amounts equal to approximately $80,000,000 under a term loan portion of the Bank Credit Agreement, $97,500,000 under the term loan facility portion of the Bank Credit Agreement and such additional amounts as are necessary under the seasonal facility portion of the Bank Credit
Agreement for the purpose of funding the Merger and related transactions.

            (b) Substantially simultaneously with the sale of the Notes hereunder to the Purchasers, the closing contemplated by each of the Merger Agreement and the Bank Credit Agreement shall have been consummated in accordance with its terms in all material respects. Substantially simultaneously with the Closing hereunder, all consents, permits, agreements, approvals and other authorizations that may be required from, and all such filings and declarations that may be required with, any Person pursuant to any law, statute, regulation, or rule (federal, provincial, state, local and foreign) or pursuant to any order, decree or other agreements to which any of the Company, Pro-Fac or Curtice-Burns is a party or by which any of them are bound, in connection with this Agreement, the Merger Agreement, each of the other Documents and the transactions contemplated hereby and thereby shall have been obtained or made, as the case may be, except such consents, permits, agreements, approvals and other authorizations which, if not obtained or made, are not likely to have a Material Adverse Effect. All applicable waiting periods (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Merger or any such transactions described in the preceding sentence.

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES

            Section 4.1.  Representations and Warranties by the
Company and Pro-Fac. Each of the Company and Pro-Fac jointly and severally hereby represents and warrants to each of the Purchasers as follows:

            Section 4.1.1.  Organization, Standing and
Qualification; Requisite Corporate Power. The Company is a newly formed entity with no operating history other than as described in the Offering Memorandum and has not entered into any transactions other than in connection with the Merger and the Financing. Each of the Company, Curtice-Burns and each Guarantor is (i) a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and (iii) is duly qualified or licensed and, if applicable, in good standing as a foreign corporation, and is authorized to do business, in each jurisdiction in which the ownership or leasing of any property or the character of its operations makes such qualification, license or authorization necessary, except for such jurisdictions where the failure to be so qualified, licensed or authorized is not likely to have a Material Adverse Effect. Each of the Company, Curtice-Burns and each Guarantor has all requisite corporate power and authority (i) to execute, deliver and perform its obligations under each of the Documents to which it is a party, (ii) with respect to the Company and Curtice-Burns, to issue or assume the Notes, as the case may be, in the manner and for the purpose contemplated by this Agreement, and (iii) with respect to the Guarantors, to execute and deliver its Guarantee of the Notes and to incur and perform its obligations thereunder.

            Section 4.1.2. Subsidiaries. (a) The Company has no Subsidiaries and all of the outstanding shares of Capital Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable (except to the extent provided in Section 630 of the New York Business Corporation Law).

            (b) Curtice-Burns has only the Subsidiaries listed on Schedule 4.1.2 and all of the outstanding shares of Capital Stock of Curtice-Burns and each of its Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable (except to the extent provided in Section 630 of the New York Business Corporation Law).

            (c) Prior to the Closing, (i) Pro-Fac has no Subsidiaries other than the Company and Pro-Fac Holding Company of Iowa, Inc. and (ii) all of the outstanding shares of Capital Stock of Pro-Fac have been duly authorized and validly issued and are fully paid and nonassessable (except to the extent provided in Section 47 of the New York Cooperative Corporations
Law).

            (d) Set forth in Schedule 4.1.2 is a true and complete schedule setting forth (i) the name and jurisdiction of incorporation of each Subsidiary of Pro-Fac and (ii) the number of shares of Capital Stock and other equity securities and the percentage of the issued and outstanding Capital Stock and other equity securities of Curtice-Burns and the Subsidiary Guarantors held by Pro-Fac, both directly and indirectly, each as will exist immediately after the Closing, after giving effect to the transactions contemplated by this Agreement, the Merger Agreement and the other Documents. All of the outstanding shares of Capital Stock of each of Curtice-Burns and its Subsidiaries will have been duly authorized and validly issued, will be fully paid and nonassessable (except to the extent provided in Section 630 of the New York Business Corporation Law) and such shares of Capital Stock of Pro-Fac's Subsidiaries will be owned beneficially by Pro-Fac and, with the exception of the Capital Stock of Curtice-Burns, of record by Curtice-Burns, and such shares of Capital Stock of Curtice-Burns will be owned of record by Pro-Fac, each free and clear of any Lien, except Permitted Liens. None of the Subsidiaries of Curtice-Burns has any material indebtedness not reflected in the financial statements included in the Offering Memorandum. After giving effect to the transactions contemplated by this Agreement, the Merger Agreement and the other Documents, as of and for the twelve months ended June 25, 1994, excluding the Subsidiary Guarantors, the Subsidiaries of Curtice-Burns represented less than 5% of the consolidated assets and less than 5% of the consolidated income of Curtice-Burns.

            Section 4.1.3. Capitalization. After giving effect to the transactions contemplated by the Merger Agreement in respect to stock of Curtice-Burns, there are: (i) no outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire any stock of Curtice-Burns or any of its Subsidiaries; (ii) no obligations or securities convertible into or exchangeable for shares of any Capital Stock of Curtice-Burns or any of its Subsidiaries, or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities; and (iii) no preemptive or similar rights to subscribe for or to purchase any Capital Stock of Curtice-Burns or any of its Subsidiaries. After giving effect to the transactions contemplated by the Merger Agreement in respect of existing agreements relating to stock of Curtice-Burns, except as set forth herein and in the Registration Rights Agreement and the Indenture, none of Curtice-Burns or any of its Subsidiaries has entered into any agreement to register its equity or debt securities under the Securities Act and, except as set forth in the Offering Memorandum, there are no understandings or agreements with respect to the voting of any of the Capital Stock of Curtice-Burns or its Subsidiaries.

            Section 4.1.4. No Violation. (a) None of the Pro-Fac Companies is in (i) violation of its respective Charter Documents or (ii) default or breach (with or without notice or lapse of time or both), in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed of trust, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject (any such default or breach being hereafter referred to as a 'Contract Default'), except for (x) such Contract Defaults which are not likely to have a Material Adverse Effect and (y) such Contract Defaults as would occur but for the repayment of the Indebtedness evidenced by the agreement under which such Contract Default would occur out of the proceeds of the financing for the Merger and related transactions.

            (b) The execution and delivery by any of the the Pro-Fac Companies of this Agreement or any of the other Documents to which it is a party, the performance by each such Person of its obligations hereunder and thereunder, the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Guarantee of the Notes by Pro-Fac and the Subsidiary Guarantors or the issuance, sale and delivery of the Notes, do not and will not (i) violate any provision of the Charter Documents of any such Person, or
(ii) violate or conflict with any statute, law, rule or regulation or any judgment, decree or order of any court or governmental authority, domestic or foreign, to which any such Person or any of their respective properties may be subject,
(iii) constitute a Contract Default or (iv) result in or require the imposition of, any Lien upon or with respect to any of the properties now or hereafter owned by any such Person (other than the Liens contemplated by the Bank Financing Documents and Permitted Liens), except in the case of clauses (ii), (iii) and (iv) above, for conflicts, Contract Defaults or Liens, as the case may be, (x) that, individually or in the aggregate, are not likely to have a Material Adverse Effect or (y) which will have been cured (including by repayment of the Indebtedness evidenced by the agreement under which such Contract Default would occur out of the proceeds of the financing for the Merger and related transactions) or waived by consents obtained prior to the effectiveness of the Merger.

            Section 4.1.5. Due Execution, etc. This Agreement, the Merger Agreement, the Guarantee of the Notes by Pro-Fac, and each other Document has been duly authorized by all necessary corporate action by each of the Pro-Fac Companies (to the extent each is a party hereto and thereto), and assuming due authorization and execution by the other parties hereto or thereto, each Document constitutes the legal, valid and binding obligation of each such Pro-Fac Company (to the extent each is a party hereto and thereto) enforceable against each of them
(to the extent each is a party hereto and thereto) in accordance with the respective terms hereof and thereof, except
(i) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or generally affecting creditors' rights and general principles of equity, (ii) that the remedies of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) as rights to indemnity and contribution thereunder may be limited by applicable laws.

            Section 4.1.6. Governmental Consents. Based upon and assuming the accuracy of the representations and warranties of the Purchasers set forth herein and the representations of the Placement Agent to be set forth in the letter delivered pursuant to Section 3.2.3 hereof, no consent, order, approval or authorization of, or filing, registration or qualification with, any court, governmental, administrative or judicial authority or regulatory body (domestic or foreign) (other than any filings, consents, approvals, registrations or qualifications (i) that have been previously obtained,
(ii) that are required under state securities or 'blue sky' laws or, in the case of the Exchange Notes, the Securities Act and the Trust Indenture Act of 1939 and (iii) the failure of which to obtain is not likely to have a Material Adverse Effect, a material adverse effect on the ability of any of the Pro-Fac Companies to perform any of its material obligations under any of the Documents to which it is a party or a material adverse effect on the legality, validity or enforceability of any of the Documents, and except, in the case of the Merger, any filings required to comply with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the regulations thereunder and the filing of a certificate of merger with the Secretary of State of the State of New York) is required on the part of any Pro-Fac Company as a condition to the valid
(a) authorization, issuance, sale and delivery of the Notes,
(b) execution, delivery and performance of this Agreement, the Merger Agreement or any of the other Documents by the Pro-Fac Companies (to the extent each is a party thereto) or (c) the consummation of the transactions contemplated hereby and thereby.

            Section 4.1.7. No Material Adverse Change. Other than as described in the Offering Memorandum, since June 25, 1994 up to and including the Closing Date, there has not been any material adverse change in the business, condition (financial or otherwise), results of operations or properties of any of the Pro-Fac Companies, taken as a whole.

            Section 4.1.8. Full Disclosure. As of the date thereof, the Offering Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. There is no fact known to Pro-Fac or the Company that Pro-Fac and the Company have not disclosed to you in the Offering Memorandum or herein that has, or that is likely to have, a Material Adverse Effect or will materially adversely affect the ability of Pro-Fac and the Company to perform their obligations under this Agreement, the Merger Agreement and the Bank Credit Agreement.

            Section 4.1.9. Financial Statements. (a) The Offering Memorandum includes (i) audited consolidated balance sheets of Curtice-Burns as of the last day of its fiscal years for 1993 and 1994 and related audited consolidated statements of operations and retained earnings and cash flows for its fiscal years 1992, 1993 and 1994 (collectively, the 'Curtice-Burns' Financial Statements'), audited by Curtice-Burns' independent certified public accountants, whose reports thereon are included therewith, and (ii) audited balance sheets of Pro-Fac as of the last day of its fiscal years for 1993 and 1994 and related audited statements of net proceeds, cash flows and changes in shareholders' and members' capitalization for its fiscal years 1992, 1993 and 1994 (collectively, the 'Pro-Fac Financial Statements' and, together with the Curtice-Burns' Financial Statements, the 'Financial Statements'), audited by Pro-Fac's independent certified public accountants whose reports thereon are included therewith. Except as otherwise stated in the notes thereto, the Financial Statements have been prepared in accordance with GAAP applied on a consistent basis and as of the dates and for the periods indicated, the Curtice-Burns' Financial Statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Curtice-Burns and the Pro-Fac Financial Statements present fairly, in all material respects, the financial position and results of operations and cash flows of Pro-Fac. Except as reflected in the Financial Statements and the notes thereto, neither Curtice-Burns nor Pro-Fac has any liabilities, absolute or contingent, material to its business, condition (financial or otherwise), results of operations or properties, other than liabilities incurred since the last date of the Financial Statements in connection with the ordinary conduct of its business. The selected financial data (other than the pro forma financial data) relating to Pro-Fac and Curtice-Burns, respectively, included in the Offering Memorandum have been compiled on a basis consistent with that of, or calculated using the information in, the audited financial statements of Pro-Fac and the audited consolidated financial statements of Curtice-Burns as of the relevant dates and for the relevant periods, as the case may be, and present fairly, in all material respects, the information shown therein.

            (b) The pro-forma financial statements and the related notes thereto included in the Offering Memorandum have, except as specifically stated therein, been prepared in all material respects in accordance with the applicable requirements of GAAP and Rule 11-02 of Regulation S-X promulgated under the Securities Act, include all adjustments necessary to present fairly, in all material respects, the pro-forma financial condition and results of operations at the respective dates and for the respective periods indicated and are based upon good faith estimates and assumptions believed by the Company and Pro-Fac to be reasonable.

            Section 4.1.10.  Outstanding Indebtedness.  Prior to
the Closing, the Company has and will have no material outstanding indebtedness other than accrued fees and other transaction costs incurred in connection with the Merger.

            Section 4.1.11. Use of Proceeds. The net proceeds from the sale of the Notes will be used solely for the purposes set forth in the Offering Memorandum. None of the transactions contemplated by this Agreement (including the use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act or any regulation issued pursuant thereto, including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

            Section 4.1.12. Pending Litigation. (a) Except as described in the Offering Memorandum, there is no action, suit, proceeding or investigation pending or, to the knowledge of Pro-Fac and the Company, threatened against or, to the knowledge of Pro-Fac and the Company, affecting any of the Pro-Fac Companies or any of their respective properties or assets, before any court or before any governmental, administrative or regulatory authority or agency or arbitration board or tribunal or similar body, which are, individually or in the aggregate, likely to have a Material Adverse Effect.

            (b) Except as described in the Offering Memorandum, none of the Pro-Fac Companies is, on the date hereof, and after giving effect to the transactions contemplated hereby, by the Merger Agreement and by the other Documents, none of the Pro-Fac Companies will be, subject to or in any way affected by, any judgment, order, decree, rule or regulation of any court, governmental authority or arbitration board or tribunal which is likely to have a Material Adverse Effect.

            Section 4.1.13.  Title to and Condition of
Properties. Each of the Pro-Fac Companies (a) has good and marketable title to all the properties and other assets (real or personal, tangible, intangible or mixed) owned by it, or purported to be owned by it, free and clear of all Liens, except for Permitted Liens, and (b) enjoys peaceful and undisturbed possession under all leases to which it is a party as lessee or sublessee, except for such leases that, in the aggregate, are not material to the business, condition (financial or otherwise), results of operations or properties of the Pro-Fac Companies.

            Section 4.1.14. Environmental Protection. Except as described in the Offering Memorandum, there is no claim pending or, to the knowledge of Pro-Fac or the Company, threatened or contemplated under any Environmental Law against any Pro-Fac Company which is likely to have a Material Adverse Effect; and there are no past or present actions or conditions including, without limitation, the release of any Hazardous Material that are likely to form the basis of any such claim against any Pro-Fac Company which are likely to have a Material Adverse Effect.

            Section 4.1.15. Taxes. Each Pro-Fac Company has filed all material Tax returns that are required to be filed by it (which returns properly reflect, and do not understate, the taxable income or the liability for Taxes of such Pro-Fac Company) and have paid all Taxes due or claimed to be due, except for such Taxes being diligently contested in good faith and by appropriate proceedings and for which appropriate reserves have been established on the balance sheet of Pro-Fac or the consolidated balance sheet of Curtice-Burns included in the Offering Memorandum in accordance with GAAP. No claims or investigations for additional Taxes, interest or penalties are now being asserted or, to the knowledge of Pro-Fac or the Company, threatened against any Pro-Fac Company by any taxing authority except for such claims for which appropriate reserves have been established on the balance sheet of Pro-Fac or the consolidated balance sheet of Curtice-Burns included in the Offering Memorandum. None of the Pro-Fac Companies have, nor will any of them have, any material liabilities for Taxes, including interest and penalties thereon and related expenses, except for ordinary and normal Taxes which are not yet due and payable and such liabilities for which appropriate reserves on the balance sheet of Pro-Fac or the consolidated balance sheet of Curtice-Burns included in the Offering Memorandum have been established.

            Section 4.1.16. Compliance with Laws. None of the Pro-Fac Companies is, or after giving effect to the transactions contemplated by the Documents will be, in violation of
any  statute,  law,  ordinance,   governmental  rule  or
regulation, or any judgment, order or decree (federal, state, provincial, local or foreign) to which any of them is, or will be, subject which is likely to have a Material Adverse Effect.
None of the Pro-Fac Companies has failed to obtain any franchises, certificates, licenses, permits or other governmental rights or authorizations, necessary to the ownership or operation of their respective properties or the conduct of their respective businesses (including matters relating to environmental laws or regulations), after giving effect to the transactions contemplated by the Documents, except for such failures which are not likely to have a Material Adverse Effect. All such franchises, certificates, licenses, permits, rights and authorizations are in full force and effect, and none of the Pro-Fac Companies is in violation of any provision thereof in any material respect, except for such violations are not likely to have a Material Adverse
Effect.

            Section 4.1.17. Labor Relations. (a) No labor strike, dispute, slowdown, stoppage, grievance, controversy or other similar problem currently exists or is imminent with respect to the employees of any of the Pro-Fac Companies that is likely to have a Material Adverse Effect.

            (b) None of the Pro-Fac Companies is engaged in any unfair labor practice that is likely to have, singly or in the aggregate, a Material Adverse Effect. There is (a) no unfair labor practice complaint pending or, to the knowledge of the management of Pro-Fac or the Company, threatened against any of the Pro-Fac Companies before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under collective bargaining agreements so pending or threatened, and (b) to the knowledge of the management of Pro-Fac or the Company, no union organizing activity taking place, that in each case, is likely to have, singly or in the aggregate, a Material Adverse Effect.

            Section 4.1.18. Private Offering. (a) Based upon and assuming the accuracy of the representations and warranties, of the Purchasers set forth herein and the representations of the Placement Agent to be set forth in the letter delivered pursuant to Section 3.2.3 hereof, (i) the issuance and sale of the Notes hereunder (and the offering of such Notes pursuant to the Offering Memorandum) is exempt from the registration and prospectus delivery requirements under the Securities Act and (ii) it is not necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

            (b) None of the Pro-Fac Companies, nor, to the knowledge of the Company and Pro-Fac, any Person authorized to act on behalf of any of the Pro-Fac Companies (other than the Placement Agent, as to whom no such representation or warranty is made) has taken or will take any action which would require registration of the offering and sale of the Notes pursuant to this Agreement under the Securities Act or would violate applicable state or 'blue sky' laws or any rules, regulations or policies adopted thereunder. In the case of each offer or sale of the Notes no form of general solicitation or general advertising was used by any of the Pro-Fac Companies or any of their respective officers, directors or employees including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees had been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Company or Pro-Fac within the six-month period immediately prior to the date hereof. Each of the Company and Pro-Fac agrees that it will not, and will not authorize anyone to, offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with any Person if the sale of the Notes and any such securities would be integrated as a single offering for the purposes of the Securities Act, including Regulation D promulgated thereunder, except as may otherwise be required pursuant to this Agreement, the Registration Rights Agreement or the Indenture.

            Section 4.1.19. Bank Credit Agreement and Merger Agreement Representations and Warranties. (a) A true and correct copy of the executed Merger Agreement, Bank Credit Agreement and each of the other Documents have been delivered to the Placement Agent and Cahill Gordon & Reindel, special counsel to the Purchasers, at the Closing, each as amended through the Closing Date. Each of the Merger Agreement, Bank Credit Agreement and each of the other Documents described in the Offering Memorandum conforms in all material respects to the description thereof in the Offering Memorandum.

            (b) The representations and warranties of each of the parties to the Merger Agreement made therein are true and correct in all material respects, except to the extent that any such representation or warranty was expressly made as of a specific date, in which case such representation or warranty was true and correct in all material respects at such date.

            (c) The representations and warranties of each of the Pro-Fac Companies set forth in the Bank Financing Documents are true and correct in all material respects, except to the extent that any such representation or warranty was expressly made as of a specific date, in which case such representation and warranty was true and correct in all material respects at such date.

            Section 4.1.20.  Intellectual Property.  Each Pro-Fac
Company owns, or has the right to use pursuant to valid and




effective agreements, (i) all patents, trademarks, trade names and registered copyrights owned by the Pro-Fac Companies which are material to their businesses taken as a whole (collectively, the 'Proprietary Intellectual Property') and
(ii) all patents, trademarks, tradenames, copyrights, technology and processes used by the Pro-Fac Companies in their respective businesses which are material to their businesses taken as a whole and are used pursuant to a license or other right granted by a third party (collectively, the 'Licensed Intellectual Property,' and together with the Proprietary Intellectual Property, the 'Intellectual Property'). The consummation of the Merger and the other transactions contemplated hereby will not alter or impair any of the Pro-Fac Companies' rights to use or interest in any of the Intellectual Property, except where such alterations or impairments are not likely to have a Material Adverse Effect. No claims are pending or, to the knowledge of the Company or Pro-Fac, threatened against the Pro-Fac Companies by any person with respect to the use of any of the Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement relating to the same which are likely to have a Material Adverse Effect. To the knowledge of the Company or Pro-Fac, the current use by the Pro-Fac Companies of the Intellectual Property does not infringe on the rights of any person, except for such infringements which in the aggregate are not likely to have a Material Adverse Effect. To the knowledge of the Company or Pro-Fac, there are no pending material claims or charges brought by any Pro-Fac Company against any person with respect to the use of any of the Intellectual Property or the enforcement of any of rights of the Pro-Fac Companies relating to the Intellectual Property.

            Section 4.1.21. Brokers. Other than as disclosed in the Offering Memorandum, (a) none of the Pro-Fac Companies has employed any broker, finder, commission agent or other Person in connection with the offer and sale of the Notes and the transactions contemplated by the Note Documents, and (b) none of the Pro-Fac Companies is under any obligation to pay any broker's fee or commission in connection with such transactions, other than certain fees payable to the Placement Agent by the Company and Pro-Fac for investment banking services rendered in connection with such transactions, including the offer and sale of the Notes, which fees are the sole obligation of the Company and Pro-Fac.

            Section 4.1.22.  Investment Company Act.  None of the
Pro-Fac Companies is subject to regulation under the Investment
Company Act of 1940, as amended.






            Section 4.1.23. Solvency. Each of the Pro-Fac Companies, individually, is, and the Pro-Fac Companies taken as a whole are, in each case both before and after giving effect to the issuance of the Notes and the execution, delivery and performance of this Agreement, the Merger Agreement and the other Documents, Solvent.

            Section 4.1.24.  Insurance.  Each of the Pro-Fac
Companies has insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

            Section 4.2.  Purchaser Representations and
Warranties. Each Purchaser severally represents and warrants to the Company and Pro-Fac as follows:

            (a) Such Purchaser understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been registered under the Securities Act and that (i) the Notes may be offered, resold, pledged or otherwise transferred only
      (A) to a Person who the seller reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144, outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel, reasonably acceptable to the Company, if the Company so requests), (B) to the Company or (C) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and

      (ii) the Purchaser will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth in (i) above.

            (b) Such Purchaser understands that the certificates evidencing the Notes will, unless otherwise agreed by the Company and the holder thereof, bear a legend substantially to the following effect:

                  THE SECURITY (OR ITS PREDECESSOR)
            EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A
            TRANSACTION EXEMPT FROM REGISTRATION UNDER
            SECTION 5 OF THE UNITED STATES SECURITIES ACT
            OF 1933, AS AMENDED (THE 'SECURITIES ACT'),
            AND THE SECURITY EVIDENCED HEREBY MAY NOT BE
            OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE
            ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE
            EXEMPTION THEREFROM.  EACH PURCHASER OF THE
            SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED
            THAT THE SELLER MAY BE RELYING ON THE
            EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF
            THE SECURITIES ACT PROVIDED BY RULE 144A
            THEREUNDER.  THE HOLDER OF THE SECURITY
            EVIDENCED HEREBY AGREES FOR THE BENEFIT OF
            THE COMPANY THAT (A) SUCH SECURITY MAY BE
            RESOLD, PLEDGED OR OTHERWISE TRANSFERRED,
            ONLY (1)(a) TO A PERSON WHO THE SELLER
            REASONABLY BELIEVES IS A QUALIFIED
            INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A
            UNDER THE SECURITIES ACT) IN A TRANSACTION
            MEETING THE REQUIREMENTS OF RULE 144A, (b) IN
            A TRANSACTION MEETING THE REQUIREMENTS OF
            RULE 144 UNDER THE SECURITIES ACT,
            (c) OUTSIDE THE UNITED STATES TO A FOREIGN
            PERSON IN A TRANSACTION MEETING THE
            REQUIREMENTS OF RULE 904 UNDER THE SECURITIES
            ACT OR (d) IN ACCORDANCE WITH ANOTHER
            EXEMPTION FROM THE REGISTRATION REQUIREMENTS
            OF THE SECURITIES ACT (AND BASED UPON AN
            OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO
            THE COMPANY, IF THE COMPANY SO REQUESTS),
            (2) TO THE COMPANY OR (3) PURSUANT TO AN
            EFFECTIVE REGISTRATION STATEMENT UNDER THE
            SECURITIES ACT AND, IN EACH CASE, IN
            ACCORDANCE WITH ANY APPLICABLE SECURITIES
            LAWS OF ANY STATE OF THE UNITED STATES OR ANY
            OTHER APPLICABLE JURISDICTION AND (B) THE
            HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS
            REQUIRED  TO,  NOTIFY

            ANY  PURCHASER FROM IT TO THE SECURITY
            EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET
            FORTH IN (A) ABOVE.

            (c)  Such Purchaser is an Institutional Accredited
      Investor (as defined in the Offering Memorandum) or an entity in which all of the equity owners are Institutional
      Accredited Investors (each within the meaning of Regulation D under the Securities Act).

            (d) (i) Any purchase of the Notes by such Purchaser will be for its own account of for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an 'accredited investor' within the meaning of Rule 501(a)(7) under the Securities Act and for each of which it exercises sole investment discretion or (ii) such purchaser is a 'bank,' within the meaning of Section 3
      (a)(2) of the Securities Act, or a 'savings and loan association' or other institution described in Section 3
      (a)(5)(A) of the Securities Act that is acquiring the Notes as fiduciary for the account of one or more institutions for which it exercises sole investment discretion.

            (e) Such Purchaser is acquiring Notes having a minimum purchase price of not less than $100,000 for its own account or for any separate account for which it is acting.

            (f) Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing Notes.

            (g) Such Purchaser is not acquiring the Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction or with any present intention of offering or selling any of the Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of its property and the property of any accounts for which it is acting as fiduciary shall remain at all times within its control.

            (h) Such Purchaser has received a copy of the Offering Memorandum and acknowledges that it has had access to such financial and other information, and has been afforded the opportunity to ask such questions of representatives of Pro-Fac, the Company and Curtice-Burns and receive answers thereto, as it deems necessary in connection with its decision to purchase the Notes.

            (i) Such Purchaser is not acquiring the Notes for or on behalf of (within the meaning of ERISA), and will not transfer the Notes to, any pension or welfare plan (as defined in Section 3 of ERISA), except that such a purchase for or on behalf of a pension or welfare plan shall be permitted:

                  (i) to the extent such purchase is made by or on behalf of a bank collective investment fund maintained by the purchaser in which, at any time while the Notes are held by the purchaser, no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total assets in such collective investment fund and the conditions of Section III of Prohibited Transaction Class Exemption 91-38 issued by the Department of Labor are satisfied;

                 (ii) to the extent such purchase is made by or on behalf of an insurance company pooled separate account maintained by the purchaser in which, at any time while the Notes are held by the purchaser, no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total of all assets in such pooled separate account and the conditions of
            Section III of Prohibited Transaction Class Exemption 90-1 issued by the Department of Labor are satisfied;

               (iii) to the extent such purchase is made on behalf of a plan by (A) an investment advisor registered under the Investment Advisers Act of 1940 that had as of the last day of its most recent fiscal year total assets under its management and control in excess of $50.0 million and had stockholders' or partners' equity in excess of $750,000, as shown in its most recent balance sheet prepared in accordance with generally accepted accounting principles, (B) a bank as defined in Section 202(a)(2) of the Investment Advisers Act of 1940 with equity capital in excess of $1.0 million as of the last day of its most recent fiscal year, (C) an insurance company which is qualified under the laws of more than one state to manage, acquire or dispose of any assets of a plan, which insurance company has as of the last day of its most recent fiscal year, net worth in excess of $1.0 million and which is subject to supervision and examination by state authority having supervision over insurance companies or (D) a savings and loan association, the accounts of which are insured by the Federal Savings and Loan Insurance Corporation, that has made application for and been granted trust powers to manage, acquire or dispose of assets of a plan by a State or Federal authority having supervision over savings and loan associations, which savings and loan association has, as of the last day of its most recent fiscal year, equity capital or net worth in excess of $1.0 million and, in any case, such investment adviser, bank, insurance company or savings and loan is otherwise a qualified professional asset manager, a such term is used in Prohibited Transaction Class Exemption 84-14 issued by the Department of Labor, and the assets of such plan when combined with the assets of other plans established or maintained by the same employer (or affiliate thereof) or employee organization and managed by such investment adviser, bank, insurance company or savings and loan, do not represent more than 20% of the total client assets managed by such investment advisor, bank, insurance company or savings and loan, and the conditions of Section I of such exemption are otherwise satisfied; or

                 (iv) to the extent such plan is a governmental plan (as defined in Section 3 of ERISA) which is not subject to the provisions of Title I of ERISA or
            Section 4975 of the Code.

ARTICLE 5.  COMPLIANCE WITH THE SECURITIES ACT

            Section 5.1.  Compliance with the Securities Act.
(a) None of the Notes may be sold, transferred or otherwise disposed of (any such sale, transfer or other disposition, a 'sale'), except in compliance with this Section 5 and at all times in compliance with the requirements of applicable state and federal securities laws.

            (b) Each Purchaser acknowledges that the transfer agent for the Notes will not register the transfer of such Notes unless such transfer agent has received from the prospective transferor (or a U.S. registered broker-dealer on its behalf) a certificate in the form of Exhibit B to the Indenture, in the case of transfers of the type described in clause (A)(1)(c) of the legend set forth in Section 4.2(b) of this Agreement, or in the case of transfers of the type described in clause (A)(1)(d) of the legend set forth in
Section 4.2(b) of this Agreement, notification from the Company to the effect that it has received the opinion of counsel described in such legend.

            Section 5.2.  Certificates Evidencing the Notes.
(a) Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable state securities or 'blue sky' laws, the Notes (and all Notes or other securities issued in exchange therefor or substitution thereof) shall bear the legend set forth in Section 4.2(b) of this Agreement.

            (b) In addition to any other legend required pursuant to Section 5.2(a) above, a Global Note will bear the following legend:





      THIS SECURITY IS A GLOBAL SECURITY WITHIN THE
      MEANING OF THE INDENTURE HEREINAFTER REFERRED TO
      AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A
      NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY.
      THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES
      REGISTERED IN THE NAME OF A PERSON OTHER THAN THE
      DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED
      CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO
      TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER
      OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A
      NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE
      DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF
      THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE
      LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN
      AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
      COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO
      THE ISSUER OR ITS AGENT FOR REGISTRATION OF
      TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE
      ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR
      SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED

      REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,
      ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE
      OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL,
      SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS
      AN INTEREST HEREIN.

            (c) The certificates representing such Notes, and each certificate issued in transfer thereof, shall also bear any legend required under any applicable state securities or 'blue sky' laws.

            (d) Each Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Notes in order to implement the restrictions on transfer mentioned in this Section 5.

            Section 5.3. Information. (a) The Company hereby agrees that it will provide the information as required pursuant to Rule 144A(d)(4) under the Securities Act to each Purchaser or any subsequent holder of Notes or, upon the request of any Purchaser or the request of any such subsequent holder, to any prospective purchaser designated by any such Purchaser or such subsequent holder.

            (b) Upon the request of the holder of a Note, the Company will inform such holder if such Note (or any predecessor Note) was held during the three year period preceding such request by the Company, or, to the best knowledge of the Company, a Person who was an affiliate of the Company at the time of the sale of the Note by such person.

            (c) The provisions of this Section 5.3 shall not apply to any sale of a Note in a transaction that is registered under the Securities Act pursuant to the terms of the Registration Rights Agreement.

ARTICLE 6.  SUBSTITUTION OF PURCHASERS

            Section 6.1. Substitution of Purchasers. If (i) one or more of the Purchasers does not purchase all or part of the Notes (a 'Non-Purchaser') which such Non-Purchaser(s) has agreed to purchase hereunder, and (ii) one or more other Purchasers or one or more other Persons (a 'Substitute Purchaser') is willing to assume the obligations of the Non-Purchaser(s) under this Agreement, then the obligations of the Non-Purchaser(s) to purchase Notes pursuant to this Agreement may be assumed by the Substitute Purchaser(s), and such Substitute

Purchaser(s) shall be substituted for the Non-
Purchaser(s) under this Agreement, by such Substitute Purchaser(s) executing and delivering a copy of this Agreement and thereby becoming a party hereto. The inclusion of this
Section 6.1 in this Agreement, and the assumption by a Substitute Purchaser of the obligations of a Non-Purchaser pursuant to this Section 6.1, shall not constitute a waiver of any rights that any Pro-Fac Company may have against such Non-Purchaser if such Non-Purchaser has defaulted in its obligations under this Agreement.

ARTICLE 7.  MISCELLANEOUS

            Section 7.1. Access to Information. (a) The Company and Pro-Fac shall, from time to time, prior to the Closing Date, provide to you upon request, or with respect to Curtice-Burns or its Subsidiaries, use best efforts to provide to you upon request, during normal business hours such other information with respect to the offering of the Notes, the operations, business, assets, properties or financial condition of the Pro-Fac Companies as you may reasonably request.

            (b) The Company and Pro-Fac shall provide to the holder of a Note all of the information required to be furnished by the Company and Pro-Fac pursuant to Section 4.7 of the Indenture.

            Section 7.2. Notices. Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made by hand delivery, first-class mail (registered or certified, return receipt requested), telecopier or commercial courier guaranteeing next day delivery:

            (a) if to the Purchasers at the address of each Purchaser set forth on the counterpart signature pages attached hereto, or at such other address as such Purchaser may have furnished in writing to the Company, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: John Schuster, Esq. (telecopy number (212) 269-5420); and

            (b) if to the Company or Pro-Fac, at 90 Linden Place, P.O. Box 681, Rochester, New York 14603, Attention:
      President (telecopy number (716) 383-1850) or at such other address as the Company or Pro-Fac may have furnished in writing to you, with copies to Howard, Darby & Levin,

      1330 Avenue of the Americas, New York, New York 10019,
      Attention:  Scott F. Smith, Esq. (telecopy number
      (212) 841-1010); and Harris Beach & Wilcox, 130 East Main
      Street, Rochester, New York 14604, Attention:  Thomas M.
      Hampson, Esq. (telecopy number (716) 232-6925).

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by commercial courier guaranteeing next day delivery.

            Section 7.3.  Expenses.  Whether or not the Notes are
sold hereunder, the Company and Pro-Fac agree, jointly and severally, to pay all expenses relating to this Agreement and the other Note Documents, including without limitation:

            (a) the cost of printing and reproducing the Notes, the other Note Documents, and any other documents contemplated hereby or thereby;

            (b) the cost, if any, of delivering to the home office of each Purchaser or the office of the designee of each Purchaser insured to the satisfaction of each Purchaser, the Notes purchased by each such Purchaser at the Closing;

            (c) subject to Section 7.16, all reasonable out-of-pocket expenses of the Purchasers relating to any amendment, or modification of, or any waiver, or consent or preservation of rights under, the Notes, the Note




      Documents, or any other documents or instruments regardless of whether such amendment, modification, waiver, consent or preservation of rights becomes effective;

            (d)  the reasonable fees and expenses of Cahill
      Gordon & Reindel (some or all of which may be paid by the Placement Agent pursuant to an agreement between the Company, Pro-Fac and the Placement Agent);

            (e) all taxes in connection with the issuance, sale and delivery of the Notes to you and the execution and delivery of the Note Documents and any other agreements and instruments contemplated thereby and any modification of any of such Notes, Note Documents, or such other agreements and instruments; and

            (f) all other reasonable expenses, including reasonable fees and expenses of counsel and accountants, incurred by the Company and Pro-Fac in connection with the transactions contemplated by the Note Documents.

            The obligations of the Company and Pro-Fac under this
Section 7.3 shall survive termination of this Agreement and the payment of all amounts due and payable under the Notes.

            In addition, the Company and Pro-Fac, jointly and severally, agree to pay any and all stamp, transfer and other similar taxes payable as determined to be payable in connection with the execution and delivery at the Closing Date of this Agreement or the original issuance of the Notes, and to save and hold each of the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omitting to pay, such taxes.

            Section 7.4. Home Office Payment. Payment of interest on all or any portion of the principal, premium, if any, and interest of any Note which is not held by an initial holder of the Notes shall be made by check to the holder thereof.

            The Company agrees, that, notwithstanding any provision in the Indenture to the contrary, it shall initiate deposit with the Paying Agent (as defined in the Indenture) by 10:00 a.m. (New York City time) on the date of payment as provided in the Indenture any payments of principal, premium, if any, and interest due on any certificated Notes. The Paying
Agent shall immediately after receipt of funds from the Company initiate payment to each initial holder of the Notes by wire transfer (or, upon the written request of the holder of any certificated Note, by check) in immediately available funds on the date of payment, to such account as may be specified by separate written notice to the Company (or, if no such notice is given, to the account specified by such holder on the signature pages hereof), with a copy to the Trustee and the Paying Agent, by such holder of a Note (providing sufficient information with such wire transfer to identify the source and application of the funds and requesting the bank to send a credit advice thereof to such holder of a Note); provided, that such notice shall be effective with respect to any interest payment date under the Notes if, such notice shall be received by the Trustee and the Paying Agent not later than five Business Days prior to such interest payment date. The Paying
Agent shall not be required to initiate a wire payment prior to receipt of funds from the Company, and shall be entitled to assume that the payment instructions for a holder of a Note remain in effect until the Trustee and the Paying Agent receive written notice of any change. The final payment of principal on a Note may be made only upon presentment of such Note to the Trustee.

            Section 7.5.  Termination.  This Agreement may be
terminated (as to the party electing to so terminate it) at any time prior to the Closing Date:

            (a)  by the Company or Pro-Fac if any of the
      conditions specified in Section 3.2 hereof have not been satisfied or waived by the Company and Pro-Fac pursuant to the terms of this Agreement by 12:00 midnight, New York City time, on November 4, 1994 or at such earlier date that it becomes no longer reasonably possible that any such condition can be satisfied; or

            (b) by any Purchaser if any of the conditions specified in Section 3.1 hereof have not been satisfied or waived pursuant to the terms of this Agreement by 12:00 midnight, New York City time, on November 4, 1994 or at such earlier date that it becomes no longer reasonably possible that any such condition can be satisfied.

            Section 7.6.  Survival of Representations and
Warranties. All representations and warranties contained herein will survive the execution and delivery of this Agreement, regardless of (a) any investigation made by any other party, (b) acceptance of any of the Notes any payment therefor or (c) payment or prepayment of the Notes upon redemption or otherwise.

            Section 7.7. Assignments. This Agreement shall be binding upon the Company, Pro-Fac and the Purchasers and each of their respective successors and permitted assigns. The rights of any Purchaser under this Agreement shall not be assigned, and the duties of any Purchaser under this Agreement shall not be delegated, without the written consent of the Company (which consent shall not be unreasonably withheld) except to a wholly-owned Subsidiary of such Purchaser; provided, however, that such Purchaser shall remain obligated to pay the Purchase Price in accordance with Section 2.2 hereof. Notwithstanding the foregoing, nothing contained in this Section 7.7 shall prohibit transfers of Notes in accordance with the terms of this Agreement, the Notes and the Indenture, and the rights and interests of the Purchasers hereunder may be assigned to and shall inure to the benefit of any transferee of the Notes pursuant to Section 5 hereof until the date which is the earlier of (i) the consummation of the Registered Exchange Offer and (ii) the sale of the respective Notes under a Registration Statement (as defined in the Regis-tration Rights Agreement) with respect to the Notes.

            Section 7.8. No Waiver; Modifications in Writing. No failure or delay on the part of the Company, Pro-Fac or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, Pro-Fac or any Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or Pro-Fac from any provision of this Agreement shall be effective unless signed in writing by the parties entitled to the benefit thereof; provided that notice of any such waiver shall be given to each party hereto as set forth above. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each Purchaser. Any amendment, supplement or modifi-cation of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or Pro-Fac from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company or Pro-Fac in any case shall entitle the Company or Pro-Fac to any other or further notice or demand in similar or other circumstances.

            Section 7.9.  Counterparts.  This Agreement may be
executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            Section 7.10.  Headings.  The headings in this
Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 7.11. Consent to Jurisdiction and Service of Process. Each of the Company and Pro-Fac hereby agrees that any legal suit, action or proceeding brought by any of the other parties to enforce any rights under or with respect to the Notes, this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in The City of New York, State of New York, waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and irrevocably submit to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding.

            Section 7.12.  GOVERNING LAW.  THIS AGREEMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS
OF LAW PRINCIPLES THEREOF).

            Section 7.13. Entire Agreement. This Agreement, together with the other Note Documents, is intended by the parties hereto to constitute the final expression of their agreement and to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein and therein. This Agreement, together with the other Note Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            Section 7.14.  Severability.  In the event that any
one or more of the provisions contained herein, or the application thereof in any circumstances, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and unenforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected.

            Section 7.15. Delivery. Each Purchaser which is acquiring Definitive Notes pursuant to Section 2.2 hereby appoints the Placement Agent or the Trustee to accept delivery of the Notes to be purchased by such Purchaser at the Closing and execute a receipt for such Notes on its behalf.

            Section 7.16. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or any other document or instrument contemplated hereby, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover attorneys' fees in addition to any other available remedy.

            Section 7.17. Consent to Joint Representation. Each Purchaser understands that (1) Cahill Gordon & Reindel has acted as counsel to the Placement Agent in connection with the offer and sale of the Notes and that Cahill Gordon & Reindel has and continues to represent the Placement Agent on an on-going basis in connection with other matters, (2) that Cahill Gordon & Reindel has also acted as special counsel to the Purchasers (except to the extent that any Purchasers have retained separate counsel, in lieu of Cahill Gordon & Reindel), and (3) the Placement Agent will be earning a fee for the placement of the Notes. Each Purchaser acknowledges and agrees that it has had adequate opportunity to consult counsel of its choice with respect to the advisability of the representation by Cahill Gordon & Reindel of the Placement Agent and of the Purchasers. By its execution hereof each Purchaser confirms its consent to such representation by Cahill Gordon & Reindel of the Placement Agent and the Purchasers unless such Purchaser has retained separate counsel, in lieu of Cahill Gordon & Reindel, to represent it in connection with the purchase of the Notes.

            Section 7.18.  Reliance Authorized.  Cahill Gordon &
Reindel shall be entitled to rely, without limitation, on the provisions related to it contained in Section 7.19 hereto.

            Section 7.19. Indemnity. Pro-Fac and the Company shall, jointly and severally, pay, indemnify, and hold each Purchaser and each of their respective officers, directors, agents and representatives (each, an 'Indemnified Person') harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable fees and expenses of counsel and reasonable allocated costs of in-house counsel) of any kind or nature whatsoever with respect to any investigation, litigation or proceeding related to any action taken, or omitted to be taken, by Pro-Fac or the Company in connection with the Merger or the financing thereof (whether or not any Indemnified Person is a party to such investigation, litigation or proceeding) (all the foregoing, collectively, the 'Indemnified Liabilities'); provided, however, that neither Pro-Fac nor the Company shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such

Indemnified Person. The agreements in this section shall terminate upon the consummation of an Exchange Offer or the sale of any Notes pursuant to a Shelf Registration Statement
(as defined in the Registration Rights Agreement).

            If this Agreement is satisfactory, the Purchaser should so indicate by signing six counterparts of this Agreement in the space provided below, providing the information indicated thereon, and delivering such counterparts to the Company or Pro-Fac, whereupon this Agreement shall become binding upon execution by the Company and Pro-Fac in accordance with its terms.


                                    Very truly yours,

                                    PF ACQUISITION CORP.


                                    By:  /s/ Roy A. Myers
                                         ----------------
                                         Title:  President


                                    PRO-FAC COOPERATIVE, INC.


                                    By:  /s/ Roy A. Myers
                                         ----------------
                                          Title:  General Manager

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

AMERICAN SKANDIA TRUST, a
  Massachusetts business trust,
  on behalf of its Federated High
  Yield Portfolio



By:  /s/ Gordon Boronow
     Name:  Gordon Boronow
     Title:  Vice President

Address:  c/o Federated Investors
            Federated Investors Tower
            Pittsburgh, PA  15222-3779
            Attn:  High Yield Bonds

Telephone:  (412) 288-6476

Telecopy:  (412) 288-6461

Principal Amount of
  Notes to be Purchased:  $250,000

            The Purchaser represents that it is a Qualified Institutional Buyer and wishes to hold Notes in book-entry form and to receive payments in respect thereof through the account of its custodian, PNC Bank, N.A., maintained at The Depository Trust Company. By accepting this signature page, the Company and Pro-Fac will be deemed to acknowledge and agree that:
(1) American Skandia Trust ('AST') is a 'series company' as defined in Rule 18f-2(a) promulgated under the Investment Company Act of 1940, as amended, and the Purchaser is a portfolio of assets specifically allocated to a series of shares of AST as contemplated by such rule; (2) all persons extending credit to, contracting with or having any claim against the Purchaser (including any claims arising hereunder) shall only look to the assets specifically allocated to the Purchaser for payment under such credit, contract or claim and not to any assets specifically allocated to another series of shares of AST or to any other assets of AST; and (3) neither the shareholders nor the directors of AST, nor any of AST's officers, employees or agents, whether past, present or future, shall be liable for such credit, contract or claim.

            Each Purchaser executing this Purchase Agreement
Signature Page on behalf of one or more managed accounts should provide the name of, and the foregoing information with respect to, each such managed account.

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Amoco Global Fixed
Lazard Freres Asset Management,
__as discretionary investment manager
Name of Purchaser (Print)



By:  /s/ Ira Handler
     Name:  Ira Handler
     Title:

Address:  Mail Code 13103A
            200 East Randolf Drive
            Chicago, IL  60680-0703

Telephone:  _________________________

Telecopy:  __________________________

Principal Amount of
  Notes to be Purchased:  $235,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Banque Nationale de Paris___________
Name of Purchaser (Print)



By:  /s/ Charles M. Mixon
     Name:   Charles M. Mixon
     Title:  Vice President

Address:  499 Park Avenue
            New York, N.Y.

Telephone:  (212) 415-9777

Telecopy:  ________________________

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Benefit Capital Mgmt. Corp. Seq # 2
Name of Purchaser (Print)



By:  _______________________________
     Name:   James E. McCabe
     Title:  Vice Pres. Fixed Income

Address:  39 Old Ridgebury Rd.
            Danbury, CT.  06817

Telephone:  (203) 794-2693

Telecopy:  (203) 794-2150

Principal Amount of
  Notes to be Purchased:  $3,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

CIGNA Investments, Inc.____________
Name of Purchaser (Print)



By:  /s/ Alan C. Petersen__________
     Name:   Alan C. Petersen
     Title:  Managing Director

Address:  900 Cottage Grove Rd.
            Bloomfield, CT.  06002

Telephone:  (203) 726-7628

Telecopy:  (203) 726-8137

Principal Amount of
  Notes to be Purchased:  $22,000,000

Tax ID Number:  06-0861092

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Corporate High Yield Fund, Inc.____
Name of Purchaser (Print)



By:  /s/ Elizabeth Phillips________
     Name:   Elizabeth Phillips
     Title:  Vice President

Address:  800 Scudders Mill Rd.
            Plainsboro, NJ  08536

Telephone:  (609) 282-2905

Telecopy:  (609) 282-2940

Principal Amount of
  Notes to be Purchased:  $2,500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Corporate High Yield Fund II, Inc._
Name of Purchaser (Print)



By:  /s/ Elizabeth Phillips________
     Name:   Elizabeth Phillips
     Title:  Vice President

Address:  800 Scudders Mill Rd.
            Plainsboro, NJ  08536

Telephone:  (609) 282-2905

Telecopy:  (609) 282-2940

Principal Amount of
  Notes to be Purchased:  $500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

CRL Management Corp._______________
Name of Purchaser (Print)



By:  /s/ C. R. Langston____________
     Name:   C. R. Langston
     Title:  President

Address:  154 W. 18th Street
            Suite 6-D
            New York, NY  10011

Telephone:  (212) 571-2390

Telecopy:  (212) 571-2423

Principal Amount of
  Notes to be Purchased:  $500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

AIM CAPITAL MANAGEMENT ON BEHALF OF
DELTA AIRLINE RETIREMENT TRUST_____
Name of Purchaser (Print)



By:  /s/ John Pessarra_____________
     Name:   John Pessarra
     Title:

Address:  11 Greenway Plaza
            Ste. 1919
            Houston, Texas  77046

Telephone:  (713) 626-1919

Telecopy:  ________________________

Principal Amount of
  Notes to be Purchased:  $1,260,000

                     PURCHASE AGREEMENT SIGNATURE PAGE


Accepted and Agreed as of
the date first above written

Detroit General Retirement System__
Name of Purchaser (Print)



By:  /s/ Michael Lanier____________
     Name:   Michael Lanier
     Title:  Senior Vice President

Address:  Wertheim Schroder Inv. Svcs.
            787 7th Avenue, 5th Fl.
            New York, N.Y.  10019

Telephone:  (212) 492-6466

Telecopy:  (212) 492-7037

Principal Amount of
  Notes to be Purchased:  $750,000

                     PURCHASE AGREEMENT SIGNATURE PAGE


Accepted and Agreed as of
the date first above written

FEDERATED HIGH YIELD TRUST, a
  Massachusetts business trust

By: Federated Management, a
       Delaware business trust,
       as attorney-in-fact



By:  /s/ Mark E. Durbiano__________
     Name:   Mark E. Durbiano
     Title:  Vice President

Address:  c/o Federated Investors
            Federated Investors Tower
            Pittsburgh, PA  15222-3779
            Attn:  High Yield Bonds

Telephone:  (412) 288-6476

Telecopy:  (412) 288-6461

Principal Amount of
  Notes to be Purchased:  $1,650,000


            The Purchaser represents that it is a Qualified Institutional Buyer and wishes to hold Notes in book-entry form and to receive payments in respect thereof through the account of its custodian, State Street Bank and Trust Company, maintained at The Depository Trust Company. By accepting this signature page, the Company and Pro-Fac will be deemed to acknowledge and agree that, in accordance with the Declaration of Trust pursuant to which the Purchaser has been organized as a business trust under the laws of the Commonwealth of Massachusetts, all persons extending credit to, contracting with or having any claim against the Purchaser (including any claims arising hereunder) shall only look to the assets of the Purchaser for payment under such credit, contract or claim, and neither the shareholders nor the trustees of the Purchaser, nor any of the Purchaser's officers, employees or agents (including the above-signed attorney-in-fact), whether past, present or future, shall be liable therefor.

            Each Purchaser executing this Purchase Agreement
Signature Page on behalf of one or more managed accounts should provide the name of, and the foregoing information with respect to, each such managed account.

                     PURCHASE AGREEMENT SIGNATURE PAGE


Accepted and Agreed as of
the date first above written

FIXED INCOME SECURITIES, INC., a
  Maryland corporation, on behalf
  of its Strategic Income Fund

By: Federated Advisers, a
       Delaware business trust,
       as attorney-in-fact



By:  Mark E. Durbiano_________________
      Name:   Mark E. Durbiano
     Title:  Vice President

Address:  c/o Federated Investors
            Federated Investors Tower
            Pittsburgh, PA  15222-3779
            Attn:  High Yield Bonds

Telephone:  (412) 288-6476

Telecopy:  (412) 288-6461

Principal Amount of
  Notes to be Purchased:  $100,000


            The Purchaser represents that it is a Qualified Institutional Buyer and wishes to hold Notes in book-entry form and to receive payments in respect thereof through the account of its custodian, State Street Bank and Trust Company, maintained at The Depository Trust Company. By accepting this signature page, the Company and Pro-Fac will be deemed to acknowledge and agree that: (1) Fixed Income Securities, Inc. ('FIS') is a 'series company' as defined in Rule 18f-2(a) promulgated under the Investment Company Act of 1940, as amended, and the Purchaser is a portfolio of assets specifically allocated to a series of shares of FIS as contemplated by such rule; (2) all persons extending credit to, contracting with or having any claim against the Purchaser (including any claims arising hereunder) shall only look to the assets specifically allocated to the Purchaser for payment under such credit, contract or claim and not to any assets specifically allocated to another series

                                   2
of shares of FIS or to
any other assets of FIS; and (3) neither the shareholders nor the directors of FIS, nor any of FIS's officers, employees or agents (including the above-signed attorney-in-fact), whether past, present or future, shall be liable for such credit, contract or claim.

            Each Purchaser executing this Purchase Agreement
Signature Page on behalf of one or more managed accounts should provide the name of, and the foregoing information with respect to, each such managed account.

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Fortis Advantage Portfolios, Inc.
  High Yield Portfolio_____________
Name of Purchaser (Print)



By:  /s/ David G. Carroll__________
     Name:   David G. Carroll
     Title:  Second Vice President

Address:  5500 Wayzata Blvd.
            Suite 1150
            Golden Valley, MN  55416

Telephone:  (612) 544-1531

Telecopy:  (612) 544-6363

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Franklin AGE High Income___________
Name of Purchaser (Print)



By:  /s/ Christopher J. Molumphy____
     Name:   Christopher J. Molumphy
     Title:  Portfolio Manager

Address:  777 Mariners Island Blvd.
            San Mateo, CA  94404

Telephone:  (415) 312-2805

Telecopy:  (415) 312-2070

Principal Amount of
  Notes to be Purchased:  $3,100,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Franklin Multi-Income Trust_________
Name of Purchaser (Print)



By:  /s/ Christopher J. Molumphy____
     Name:   Christopher J. Molumphy
     Title:  Portfolio Manager

Address:  777 Mariners Island Blvd.
            San Mateo, CA  94404

Telephone:  (415) 312-2805

Telecopy:  (415) 312-2070

Principal Amount of
  Notes to be Purchased:  $200,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Franklin Strategic Income___________
Name of Purchaser (Print)



By:  /s/ Christopher J. Molumphy
     Name:   Christopher J. Molumphy
     Title:  Portfolio Manager

Address:  777 Mariners Island Blvd.
            San Mateo, CA  94404

Telephone:  (415) 312-2805

Telecopy:  (415) 312-2070

Principal Amount of
  Notes to be Purchased:  $100,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Franklin Tax-Advantaged High Yield__
Name of Purchaser (Print)



By:  /s/ Betsy Hofman-Schwab________
     Name:   Betsy Hofman-Schwab
     Title:  Portfolio Manager

Address:  777 Mariners Island Blvd.
            San Mateo, CA  94404

Telephone:  (415) 312-3097

Telecopy:  (415) 312-2070

Principal Amount of
  Notes to be Purchased:  $300,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Franklin Universal Trust____________
Name of Purchaser (Print)



By:  /s/ Christopher J. Molumphy
     Name:   Christopher J. Molumphy
     Title:  Portfolio Manager

Address:  777 Mariners Island Blvd.
            San Mateo, CA  94404

Telephone:  (415) 312-2805

Telecopy:  (415) 312-2070

Principal Amount of
  Notes to be Purchased:  $600,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Franklin Valuemark Fund - High Yield
Name of Purchaser (Print)



By:  /s/ Betsy Hofman-Schwab________
     Name:   Betsy Hofman-Schwab
     Title:  Portfolio Manager

Address:  777 Mariners Island Blvd.
            San Mateo, CA  94404

Telephone:  (415) 312-3097

Telecopy:  (415) 312-2070

Principal Amount of
  Notes to be Purchased:  $700,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Harch & Company
High Yield Opportunity Fund
FBO Account 230-21244-21-280_________
Name of Purchaser (Print)



By:  /s/ Michael E. Lewitt___________
     Name:   Michael E. Lewitt
     Title:  Executive Vice President
                  and General Counsel

Address:  621 NW 53rd St.
            Boca Raton, FL

Telephone:  (407) 995-4900

Telecopy:  (407) 995-4949

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Harch & Company
for Lehman Offshore OSIP          ___
Name of Purchaser (Print)



By:  /s/ Michael E. Lewitt___________
     Name:   Michael E. Lewitt
     Title:  Executive Vice President
                  and General Counsel

Address:  621 NW 53rd St.
            Boca Raton, FL

Telephone:  (407) 995-4900

Telecopy:  (407) 995-4949

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

HIGHLANDER INCOME FUND INC., a
  Minnesota corporation

By: Federated Advisers, a
       Delaware business trust,
       as subadviser



By:  /s/ Mark E. Durbiano____________
     Name:   Mark E. Durbiano
     Title:  Vice President

Address:  c/o Federated Investors
            Federated Investors Tower
            Pittsburgh, PA  15222-3779
            Attn:  High Yield Bonds

Telephone:  (412) 288-6476

Telecopy:  (412) 288-6461

Principal Amount of
  Notes to be Purchased:  $250,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

AIM CAPITAL MANAGEMENT ON BEHALF OF
HOUSTON POLICE OFFICERS PENSION SYSTEM
Name of Purchaser (Print)



By:  /s/ John L. Pessarra_____________
     Name:   John L. Pessarra
     Title:

Address:  11 Greenway Plaza
            Ste. 1919
            Houston, Texas  77046

Telephone:  (713) 626-1919

Telecopy:  __________________________

Principal Amount of
  Notes to be Purchased:  $240,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

IDS Extra Income Fund, Inc.___________
Name of Purchaser (Print)



By:  /s/ Leslie L. Ogg_________________
     Name:   Leslie L. Ogg
     Title:  Vice President and
               General Counsel

Address:  c/o IDS Financial Corporation
            3000 IDS Tower 10
            Minneapolis, MN  55440

Telephone:  Please contact Scott Schroepfer at
              (612) 671-7653

Telecopy:  (612) 671-5514

Principal Amount of
  Notes to be Purchased:  $4,500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

ILLINOIS STATE BOARD OF INVESTMENT____
Name of Purchaser (Print)



By:  /s/ Larry G. Darlington__________
     Name:   Larry G. Darlington
     Title:  Investment Officer

Address:  180 N. La Salle St.
            Suite 2015
            Chicago, IL  60601

Telephone:  (312) 793-5718

Telecopy:  (312) 793-2266

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

INVESTMENT SERIES FUNDS, INC., a
  Maryland corporation, on behalf
  of its Fortress Bond Fund

By:  Federated Advisers, a
        Delaware business trust,
        as attorney-in-fact



By:  /s/ Mark E. Durbiano____________
     Name:   Mark E. Durbiano
     Title:  Vice President

Address:  c/o Federated Investors
            Federated Investors Tower
            Pittsburgh, PA  15222-3779
            Attn:  High Yield Bonds

Telephone:  (412) 288-6476

Telecopy:  (412) 288-6461

Principal Amount of
  Notes to be Purchased:  $250,000


            The Purchaser represents that it is a Qualified Institutional Buyer and wishes to hold Notes in book-entry form and to receive payments in respect thereof through the account of its custodian, State Street Bank and Trust Company, maintained at The Depository Trust Company. By accepting this signature page, the Company and Pro-Fac will be deemed to acknowledge and agree that: (1) Investment Series Funds, Inc. ('ISF') is a 'series company' as defined in Rule 18f-2(a) promulgated under the Investment Company Act of 1940, as amended, and the Purchaser is a portfolio of assets specifically allocated to a series of shares of ISF as contemplated by such rule; (2) all persons extending credit to, contracting with or having any claim against the Purchaser (including any claims arising hereunder) shall only look to the assets specifically allocated to the Purchaser for payment under such credit, contract or claim and not to any assets specifically allocated to another series of shares of ISF or to any other assets of ISF; and (3) neither the shareholders nor the directors of ISF, nor any of ISF's officers, employees or agents (including the above-signed attorney-in-fact), whether past, present or future, shall be liable for such credit, contract or claim.

            Each Purchaser executing this Purchase Agreement
Signature Page on behalf of one or more managed accounts should provide the name of, and the foregoing information with respect to, each such managed account.

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

John Hancock Strategic Income Fund____
Name of Purchaser (Print)



By:  /s/ Frederick L. Cavanaugh_______
     Name:   Frederick L. Cavanaugh
     Title:  Portfolio Manager

Address:  101 Huntington Ave.
            Boston, MA  02199

Telephone:  (617) 375-1986

Telecopy:  (617) 375-1531

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Kemper High Yield Fund________________
Name of Purchaser (Print)



By:  /s/ Michael A. McNamara__________
     Name:   Michael A. McNamara
     Title:  Senior Vice President

Address:  120 South LaSalle Street
            Chicago, IL  60603

Telephone:  (312) 346-4127

Telecopy:  (312) 499-8531

Principal Amount of
  Notes to be Purchased:  $3,200,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Kemper Diversified Income Fund_______
Name of Purchaser (Print)



By:  /s/ Michael A. McNamara_________
     Name:   Michael A. McNamara
     Title:  Senior Vice President

Address:  120 South LaSalle Street
            Chicago, IL  60603

Telephone:  (312) 346-4127

Telecopy:  (312) 499-8531

Principal Amount of
  Notes to be Purchased:  $250,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Kemper Investors Fund High Yield Portfolio
Name of Purchaser (Print)



By:  /s/ Michael A. McNamara______________
     Name:   Michael A. McNamara
     Title:  Senior Vice President

Address:  120 South LaSalle Street
            Chicago, IL  60603

Telephone:  (312) 346-4127

Telecopy:  (312) 499-8531

Principal Amount of
  Notes to be Purchased:  $230,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Kemper High Income Trust_____________
Name of Purchaser (Print)



By:  /s/ Michael A. McNamara_________
     Name:   Michael A. McNamara
     Title:  Senior Vice President

Address:  120 South LaSalle Street
            Chicago, IL  60603

Telephone:  (312) 346-4127

Telecopy:  (312) 499-8531

Principal Amount of
  Notes to be Purchased:  $210,000

                     PURCHASE AGREEMENT SIGNATURE PAGE


Accepted and Agreed as of
the date first above written

Kemper Multi-Market Income Trust_____
Name of Purchaser (Print)



By:  /s/ Michael A. McNamara_________
     Name:   Michael A. McNamara
     Title:  Senior Vice President

Address:  120 South LaSalle Street
            Chicago, IL  60603

Telephone:  (312) 346-4127

Telecopy:  (312) 499-8531

Principal Amount of
  Notes to be Purchased:  $70,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Kemper Strategic Income Fund_________
Name of Purchaser (Print)



By:  /s/ Michael A. McNamara_________
     Name:   Michael A. McNamara
     Title:  Senior Vice President

Address:  120 South LaSalle Street
            Chicago, IL  60603

Telephone:  (312) 346-4127

Telecopy:  (312) 499-8531

Principal Amount of
  Notes to be Purchased:  $40,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Keyport Life Insurance Co.___________
Name of Purchaser (Print)



By:  /s/ Ann H. Benjamin_____________
     Name:   Ann H. Benjamin
     Title:  Senior Vice President

Address:  Stein Roe & Farnham Inc.,
              as Agent for Keyport Life Ins. Co.
            One S. Wacker
            Chicago, IL  60606

Telephone:  (312) 368-8121

Telecopy:  (312) 368-8100

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

LB Series Fund, Inc. (High Yield Portfolio)
Name of Purchaser (Print)



By:  /s/ Thomas N. Haag____________________
     Name:   Thomas N. Haag
     Title:  Portfolio Manager

Address:  625 Fourth Avenue South
            Minneapolis, MN  55415

Telephone:  (612) 340-5722

Telecopy:  (612) 340-5776

Principal Amount of
  Notes to be Purchased:  $2,750,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Lazard Strategic Yield PR
Lazard Freres Asset Managment,
__as discretionary investment manager
Name of Purchaser (Print)



By:  /s/ Ira Handler_________________
     Name:   Ira Handler
      Title:

Address:  One Rockefeller Plaza
            New York, NY  10020

Telephone:  (212) 632-6000

Telecopy:  (212) 632-6060

Principal Amount of
  Notes to be Purchased:  $315,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

LIBERTY HIGH INCOME BOND FUND,
  INC., a Maryland corporation

By: Federated Advisers, a
        Delaware business trust,
        as attorney-in-fact



By:  /s/ Mark E. Durbiano
     Name:   Mark E. Durbiano
     Title:  Vice President

Address:  c/o Federated Investors
            Federated Investors Tower
            Pittsburgh, PA  15222-3779
            Attn:  High Yield Bonds

Telephone:  (412) 288-6476

Telecopy:  (412) 288-6461

Principal Amount of
  Notes to be Purchased:  $1,500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: Lincoln National Investment Management
       Company, its Attorney-in-Fact



By:  /s/ Richard D. Shafer____________
     Name:   Richard D. Shafer
     Title:  Vice President

Address:  200 East Berry Street
            Renaissance Square
            Fort Wayne, Indiana  46802

Telephone:  (219) 455-6151

Telecopy:  (219) 455-1441

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Nominee Name:  Linnett & Co.
The Advantage Strategic Income Fund__
Name of Purchaser (Print)



By:  /s/ William H. Peck_____________
     Name:   William H. Peck
     Title:  Assistant Treasurer, The
                  Advantage Family of Funds

Address:  Boston Security Counsellors
            100 Federal Street, 29th Floor
            Boston, MA  02110

Telephone:  (617) 348-3107

Telecopy:  (617) 348-3114

Principal Amount of
  Notes to be Purchased:  $500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Lutheran Brotherhood High Yield Fund
Name of Purchaser (Print)



By:  /s/ Thomas N. Haag_____________
     Name:   Thomas N. Haag
     Title:  Portfolio Manager

Address:  625 Fourth Avenue South
            Minneapolis, MN  55415

Telephone:  (612) 340-5722

Telecopy:  (612) 340-5776

Principal Amount of
  Notes to be Purchased:  $2,250,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Manusa Universal Life High Yield
(Acct Y212) (Nominee Name:  Gullship)
Name of Purchaser (Print)



By:  /s/ Terry Carr__________________
     Name:   Terry Carr
     Title:  Assistant Vice President

Address:  200 Bloor St. E, N.T.-6
            Toronto, Ontario, Canada M4W 1E5

Telephone:  (416) 926-5828

Telecopy:  (416) 926-5432

Principal Amount of
  Notes to be Purchased:  $2,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE



Accepted and Agreed as of
the date first above written

Massachusetts Mutual Life Insurance Company
Name of Purchaser (Print)



By:  /s/ Mary E. Wilson____________________
     Name:   Mary E. Wilson
     Title:  Vice President and
               Managing Director

Address:  1295 State Street
            Springfield, MA  01111

Telephone:  (413) 744-6082

Telecopy:  (413) 744-8798

Principal Amount of
  Notes to be Purchased:  $2,250,000


            Section 4.2(i) of the Purchase Agreement is hereby modified to provide, and Pro-Fac and the Company by their acceptance hereof acknowledge, that a purchase for or on behalf of a pension or welfare plan (as defined in Section 3 of ERISA) shall also be permitted to the extent such purchase is made by an insurance company with funds which constitute assets of its general account in which, at all times while the Notes are held by the purchaser, no such plan (together with any other plans maintained by the same employer (or any affiliate thereof) or employee organization) has an interest therein as contractholder with respect to which the amount of reserves (determined under Section 807(d) of the Internal Revenue Code) exceed in the aggregate 10% of the total of all liabilities of the general account.

            The Purchaser represents that it is a Qualified
Institutional Buyer and wishes to hold Notes in book-entry form and to receive payments in respect thereof through its account maintained at The Depository Trust Company.

            Each Purchaser executing this Purchase Agreement
Signature Page on behalf of one or more managed accounts should provide the name of, and the foregoing information with respect to, each such managed account.

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Merrill Lunch Corporate Bond Fund, Inc.
High Income Portfolio___________________
Name of Purchaser (Print)



By:  /s/ Vincent T. Lathbury____________
     Name:   Vincent T. Lathbury
     Title:  Vice President

Address:  800 Scudders Mill Rd.
            Plainsboro, NJ  08536

Telephone:  (609) 282-2084

Telecopy:  (609) 282-2940

Principal Amount of
  Notes to be Purchased:  $21,500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Northwestern Mutual Series Fund, Inc.
High Yield Bond Portfolio
Name of Purchaser (Print)



By:  /s/ Steven P. Swanson
     Name:   Steven P. Swanson
     Title:  Vice President-Investments

Address:  720 East Wisconsin Avenue
            Milwaukee, WI  53202

Telephone:  (414) 299-7314

Telecopy:  (414) 299-7124

Principal Amount of
  Notes to be Purchased:  $1,000,000


            Section 4.2(i) of the Purchase Agreement is hereby modified to provide, and Pro-Fac and the Company by their acceptance hereof acknowledge, that a purchase for or on behalf of a pension or welfare plan (as defined in Section 3 of ERISA) shall also be permitted to the extent such purchase is made by an insurance company with funds which constitute assets of its general account in which, at all times while the Notes are held by the purchaser, no such plan (together with any other plans maintained by the same employer (or any affiliate thereof) or employee organization) has an interest therein as contractholder with respect to which the amount of reserves (determined under Section 807(d) of the Internal Revenue Code) exceed in the aggregate 10% of the total of all liabilities of the general account.

            The Purchaser represents that it is a Qualified
Institutional Buyer and wishes to hold Notes in book-entry form and to receive payments in respect thereof through its account maintained at The Depository Trust Company.


            Each Purchaser executing this Purchase Agreement
Signature Page on behalf of one or more managed accounts should provide the name of, and the foregoing information with respect to, each such managed account.

                     PURCHASE AGREEMENT SIGNATURE PAGE

Accepted and Agreed as of
the date first above written

The Northwestern Mutual Life Insurance Company
Name of Purchaser (Print)



By:  /s/ Steven P. Swanson
     Name:   Steven P. Swanson
     Title:  Vice President

Address:  720 East Wisconsin Avenue
            Milwaukee, WI  53202

Telephone:  (414) 299-7314

Telecopy:  (414) 299-7124

Principal Amount of
  Notes to be Purchased:  $14,000,000


            Section 4.2(i) of the Purchase Agreement is hereby modified to provide, and Pro-Fac and the Company by their acceptance hereof acknowledge, that a purchase for or on behalf of a pension or welfare plan (as defined in Section 3 of ERISA) shall also be permitted to the extent such purchase is made by an insurance company with funds which constitute assets of its general account in which, at all times while the Notes are held by the purchaser, no such plan (together with any other plans maintained by the same employer (or any affiliate thereof) or employee organization) has an interest therein as contractholder with respect to which the amount of reserves (determined under Section 807(d) of the Internal Revenue Code) exceed in the aggregate 10% of the total of all liabilities of the general account.

            The Purchaser represents that it is a Qualified
Institutional Buyer and wishes to hold Notes in book-entry form and to receive payments in respect thereof through its account maintained at The Depository Trust Company.

            Each Purchaser executing this Purchase Agreement
Signature Page on behalf of one or more managed accounts should provide the name of, and the foregoing information with respect to, each such managed account.

                  PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

NYC Employees Retirement System
Name of Purchaser (Print)



By:  /s/ Michael Lanier
     Name:   Michael Lanier
     Title:  Senior Vice President

Address:  Wertheim Schroder Investment Svcs.
            787 7th Avenue, 5th Floor

Telephone:  (212) 492-6466

Telecopy:  (212) 492-7037

Principal Amount of
  Notes to be Purchased:  $1,500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

New York City Employees Retirement System
Name of Purchaser (Print)
Lazard Freres Asset Management,
  as discretionary investment manager



By:  /s/ Ira Handler
     Name:   Ira Handler
     Title:

Address:  Bureau of Asset Management
            NYC Controller's Office
            Room 736, 1 Centre Street
            New York, New York  10007

Telephone:

Telecopy:

Principal Amount of
  Notes to be Purchased:  $450,000

Tax ID Number:  13-635-7165



            The Purchaser represents that it is a Qualified
Institutional Buyer and wishes to hold Notes in book-entry form and to receive payments in respect thereof through its account maintained at The Depository Trust Company.

            Each Purchaser executing this Purchase Agreement
Signature Page on behalf of one or more managed accounts should provide the name of, and the foregoing information with respect to, each such managed account.

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

NYC Police Department Pension Fund -
Sub Chapter 2
Name of Purchaser (Print)



By:  /s/ Michael Lanier
     Name:   Michael Lanier
     Title:  Senior Vice President

Address:  Wertheim Schroder Investment Svcs
            787 7th Avenue, 5th Floor
            New York, NY  10019

Telephone:  (212) 492-6466

Telecopy:  (212) 492-7037

Principal Amount of
  Notes to be Purchased:  $750,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Oppenheimer Champion High Yield Fund
Name of Purchaser (Print)



By:  /s/ Ralph Stellmacher
     Name:   Ralph Stellmacher
     Title:  Vice President

Address:  3410 South Galena Street
            Denver, CO  80231
            Attn:  Security Operations

Telephone:  (303) 743-2978

Telecopy:  (303) 743-2808

Principal Amount of
  Notes to be Purchased:  $0.5 million

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Oppenheimer High Yield Fund
Name of Purchaser (Print)



By:  /s/ Ralph Stellmacher
     Name:   Ralph Stellmacher
     Title:  Vice President

Address:  3410 South Galena Street
            Denver, CO  80231
            Attn:  Security Operations

Telephone:  (303) 743-2978

Telecopy:  (303) 743-2808

Principal Amount of
  Notes to be Purchased:  $4.5 million

                    PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

ORIX USA Corporation
Name of Purchaser (Print)



By:  /s/ Hiroyuki Miyauchi
     Name:   Hiroyuki Miyauchi
     Title:  Senior Vice President

Address:  780 Third Avenue - 48th Floor
            New York, NY  10017

Telephone:  (212) 418-8361

Telecopy:  (212) 418-8308

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Pacific Mutual General Account
Name of Purchaser (Print)



By:  /s/ Raymond Thee
     Name:   Raymond Thee
     Title:  Portfolio Manager

Address:  700 Newport Ctr Drive
            Newport Beach, CA  92660

Telephone:  (714) 640-3711

Telecopy:  (714) 721-5258

Principal Amount of
  Notes to be Purchased:  $500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Pacific Select Fund The High Yield Bond Series
Name of Purchaser (Print)



By:  /s/ Raymond Thee
     Name:   Raymond Thee
     Title:  Portfolio Manager

Address:  700 Newport Ctr Drive
            Newport Beach, CA  77660

Telephone:  (714) 640-3711

Telecopy:  (714) 721-5258

Principal Amount of
  Notes to be Purchased:  $500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Phoenix Edge Bond Sep B
Name of Purchaser (Print)



By:  /s/ Curtis Borrows
     Name:   Curtis Borrows
     Title:  Vice President

Address:  1 America Row
            Hartford CT  06115

Telephone:  275-5282

Telecopy:   241-7210

Principal Amount of
  Notes to be Purchased:  $2,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Phoenix Series Fund
Name of Purchaser (Print)



By:  /s/ Curtis Borrows
     Name:   Curtis Borrows
     Title:  Vice President

Address:  1 American Row
            Hartford CT  06115

Telephone:  275-5282

Telecopy:   241-7210

Principal Amount of
  Notes to be Purchased:  $8,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Prospect Street High Income Portfolio Inc.
Name of Purchaser (Print)



By:  /s/ Karen J. Thelen
     Name:   Karen J. Thelen
     Title:  Vice President

Address:  Exchange Place
            37th Floor

Telephone:  (617) 742-3800

Telecopy:  (617) 742-9455

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Providence Investment Management Group
Name of Purchaser (Print)



By:  /s/ Fred Smith
     Name:   Fred Smith
     Title:  Partner

Address:  525 E 72 St., Ste. F 26
            New York, NY  10021

Telephone:  (212) 571-2353

Telecopy:  (212) 571-2423

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

The Prudential Insurance Company of America, as investment manager for the General Motors Retirement
Program for Salaried Employees High Yield Account
Name of Purchaser (Print)



By:  /s/ Lars M. Berkman
     Name:   Lars M. Berkman
     Title:  Vice President

Address:  McCarter Highway & Market Street
            Two Gateway Center, 7th Floor
            Newark, New Jersey  07102-5096

Telephone:  (201) 802-8507

Telecopy:  (201) 802-9331

Principal Amount of
  Notes to be Purchased:  $1,500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

The U.S. HIGH YIELD FUND SICAV

By:  The Prudential Insurance Company
      of America as investment advisor
Name of Purchaser (Print)



By:  /s/ Lars Berkman________________
     Name:   Lars Berkman
     Title:  Vice President

Address:  McCarter Highway & Market Street
            Two Gateway Center, 7th Floor
            Newark, New Jersey  07102-5096

Telephone:  (201) 802-8507

Telecopy:  (201) 802-9331

Principal Amount of
  Notes to be Purchased:  $1,500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

The Prudential Insurance Company of America, as investment manager for the General Motors Hourly-Rate
Employees High Yield Account
Name of Purchaser (Print)



By:  /s/ Lars M. Berkman_____________
     Name:   Lars M. Berkman
     Title:  Vice President

Address:  McCarter Highway & Market Street
            Two Gateway Center, 7th Floor
            Newark, New Jersey  07102-5096

Telephone:  (201) 802-8507

Telecopy:  (201) 802-9331

Principal Amount of
  Notes to be Purchased:  $500,000
Inst'l ID:        25784

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

The High Yield Income Fund, Inc.
By:  The Prudential Investment
      Corporation, as investment advisor
Name of Purchaser (Print)



By:  /s/ Lars Berkman__________________
     Name:   Lars Berkman
     Title:  Vice President

Address:  McCarter Highway & Market Street
            Two Gateway Center, 7th Floor
            Newark, New Jersey  07102-5096

Telephone:  (201) 802-8507

Telecopy:  (201) 802-9331

Principal Amount of
  Notes to be Purchased:  $500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

The Prudential Series Fund, Inc., High Yield Bond Portfolio
By:  The Prudential Investment
      Corporation, as investment advisor
Name of Purchaser (Print)



By:  /s/ Lars Berkman_________________
     Name:   Lars Berkman
     Title:  Vice President

Address:  McCarter Highway & Market Street
            Two Gateway Center, 7th Floor
            Newark, New Jersey  07102-5096

Telephone:  (201) 802-8507

Telecopy:  (201) 802-9331

Principal Amount of
  Notes to be Purchased:  $1,500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Prudential High Yield Fund
By:  The Prudential Investment Corporation,
      as investment advisor
Name of Purchaser (Print)



By:  /s/ Lars Berkman_________________
     Name:   Lars Berkman
     Title:  Vice President

Address:  McCarter Highway & Market Street
            Two Gateway Center, 7th Floor
            Newark, New Jersey  07102-5096

Telephone:  (201) 802-8507

Telecopy:  (201) 802-9331

Principal Amount of
  Notes to be Purchased:  $12,500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Nomineee Name:  Sestina & Co.
The Advantage High Yield Bond Fund
Name of Purchaser (Print)



By:  /s/ William H. Peck_____________________ _
     Name:   William H. Peck
     Title:  Assistant Treasurer, The Advantage
                  Family of Funds

Address:  Boston Security Counsellors
            100 Federal Street 29th Floor
            Boston, MA  02110

Telephone:  (617) 348-3107

Telecopy:  (617) 348-3114

Principal Amount of
  Notes to be Purchased:  $1,000,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Southern Farm Bureau Annuity Insurance
Company/Merrill Lynch Asset Management
Name of Purchaser (Print)



By:  /s/ Vincent T. Lathbury__________
     Name:   Vincent T. Lathbury
     Title:  Vice President

Address:  800 Scudders Mill Rd.
            Plainsboro, NJ  08536

Telephone:  (609) 282-2084

Telecopy:  (609) 282-2940

Principal Amount of
  Notes to be Purchased:  $500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Standard Security Life Insurance Company of New York
Name of Purchaser (Print)



By:  /s/ David T. Ketig______________
     Name:   David T. Ketig
     Title:  Secretary

Address:  96 Cummings Pt. Rd.
            Stamford, CT  06902

Telephone:  (203) 358-8000

Telecopy:  (203) 348-3103

Principal Amount of
  Notes to be Purchased:  $500,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

TCW Asset Management Company as investment advisor to The City and County of San
Francisco Employees' Retirement System
Name of Purchaser (Print)



By:  /s/ Sheldon Stone____________________
     Name:   Sheldon Stone
     Title:  Managing Director

Address:  865 S. Figueroa St., Suite 1800
            Los Angeles, CA  90017

Telephone:  (213) 244-0000

Telecopy:  (213) 244-0489

Principal Amount of
  Notes to be Purchased:  $1,510,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

TCW Asset Management Company as investment advisor to Pacific Telesis Group__________
Name of Purchaser (Print)



By:  /s/ Sheldon Stone____________________
     Name:   Sheldon Stone
     Title:  Managing Director

Address:  865 S. Figueroa St., Suite 1800
            Los Angeles, CA  90017

Telephone:  (213) 244-0000

Telecopy:  (213) 244-0489

Principal Amount of
  Notes to be Purchased:  $1,050,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

TCW Asset Management Company as investment advisor to Howard Hughes Medical Institute
Name of Purchaser (Print)



By:  /s/ Sheldon Stone____________________
     Name:   Sheldon Stone
     Title:  Managing Director

Address:  865 S. Figueroa St., Suite 1800
            Los Angeles, CA  90017

Telephone:  (213) 244-0000

Telecopy:  (213) 244-0489

Principal Amount of
  Notes to be Purchased:  $310,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

TCW Asset Management, Inc. as investment advisor to TCW Galileo High Yield Bond Fund
Name of Purchaser (Print)



By:  /s/ Sheldon Stone_____________________
     Name:   Sheldon Stone
     Title:  Managing Director

Address:  865 S. Figueroa St., Suite 1800
            Los Angeles, CA  90017

Telephone:  (213) 244-0000

Telecopy:  (213) 244-0489

Principal Amount of
  Notes to be Purchased:  $685,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

TCW Asset Management Company as investment advisor to Chrysler Corporation
Name of Purchaser (Print)



By:  /s/ Sheldon Stone____________________
     Name:   Sheldon Stone
     Title:  Managing Director

Address:  865 S. Figueroa St., Suite 1800
            Los Angeles, CA  90017

Telephone:  (213) 244-0000

Telecopy:  (213) 244-0489

Principal Amount of
  Notes to be Purchased:  $1,145,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

TCW Asset Management Company as investment adviser to Morgan Stanley Group, Inc.
Name of Purchaser (Print)



By:  /s/ Sheldon Stone____________________
     Name:   Sheldon Stone
     Title:  Managing Director

Address:  865 S. Figueroa St., Suite 1800
            Los Angeles, CA  90017

Telephone:  (213) 244-0000

Telecopy:  (213) 244-0489

Principal Amount of
  Notes to be Purchased:  $1,525,000.00

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

TCW Asset Management Company as investment adviser to USW Benefit Plans Investment Partnership
Name of Purchaser (Print)



By:  /s/ Sheldon Stone_______________
     Name:   Sheldon Stone
     Title:  Managing Director

Address:  865 S. Figueroa St., Suite 1800
            Los Angeles, CA  90017

Telephone:  (213) 244-0000

Telecopy:  (213) 244-0489

Principal Amount of
  Notes to be Purchased:  $275,000

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Trust Company of the West
as trustee of the
TCW High Yield Fund
Name of Purchaser (Print)



By:  /s/ Sheldon Stone________________ __
     Name:   Sheldon Stone
     Title:  Managing Director

Address:  865 S. Figueroa St., Suite 1800
            Los Angeles, CA  90017

Telephone:  (213) 244-0000

Telecopy:  (213) 244-0489

Principal Amount of
  Notes to be Purchased:  $4,500,000.00

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Value Line Aggressive Income Trust
Name of Purchaser (Print)



By:  /s/ John W. Risner_____________
     Name:   John W. Risner
     Title:  Vice President

Address:  220 E. 42nd St., 6th Floor
            New York, NY  10017

Telephone:  (212) 907-1523

Telecopy:  (212) 818-9781

Principal Amount of
  Notes to be Purchased:  $500,000.00

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

Van Kempen Merritt Corporation High Yield Fund
Name of Purchaser (Print)



By:  /s/ Edward C. Wood_______________________
     Name:   Edward C. Wood
     Title:  Treasurer

Address:  One Park View Plaza
            Oakbrook Terrace, IL  60181

Telephone:  (800) 225-2222

Telecopy:

Principal Amount of
  Notes to be Purchased:  $1,000,000.00

                     PURCHASE AGREEMENT SIGNATURE PAGE




Accepted and Agreed as of
the date first above written

MASSMUTUAL/CARLSON CBO, N.V.
Name of Purchaser (Print)



By:  /s/ Stephen M. Ash__________________
     Name:   MEESPIERSON TRUST (CURACAO) N.V.
     Title:  Managing Director

Address:  c/o State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA  02110
            Attn:  Corporate Trust Department

Telephone:  (617) 786-3000

Telecopy:   (617) 654-4703

Principal Amount of
  Notes to be Purchased:  $2,500,000

                                                      Schedule 4.1.2




                               SUBSIDIARIES



I.    Subsidiaries of Curtice-Burns


      Curtice Burns Express, Inc. ('Express')1

      Finger Lakes Packaging Company, Inc. ('Finger Lakes')1

      Snyder's Potato Chips, Inc. ('Snyder's')

      Quality Snacks, Inc. ('Quality')

      La Restaurante of Altoona, Inc. ('La Restaurante')

      Curtice Burns Meat Snacks, Inc. ('Meat Snacks')1

      Quality Snax of Maryland, Inc. ('Snax')1

      Kennedy Endeavors, Incorporated ('Kennedy')1

      Husman Snack Foods Co., Inc. ('Husman')1

      Seasonal Employers, Inc. ('Seasonal')1

      Curtice Burns Export Corp. ('Export')

      Nalley's Canada Limited ('Nalley's')1

      Comstock Michigan Fruit Company of Canada, Ltd. ('CMF Ltd.')

      Pro-Fac Holding Company of Iowa, Inc. ('Pro-Fac Iowa')1 2




_________________________
1     Subsidiary Guarantor

2 Subsidiary of Curtice-Burns after giving effect to the transactions contemplated by this Agreement, the Merger
      Agreement and the other Documents

II. Subsidiaries of Pro-Fac (each as will exist immediately after the Closing, after giving effect to the transac-tions contemplated by this Agreement, the Merger Agree-ment and other Documents)


                                                             # of shares of
                                          % of issued and    Capital Stock
                                          outstanding        and other equity
                                          Capital Stock      securities of
                                          and other equity   Curtice-Burns and
                                          securities held    each Subsidiary
                                          by Pro-Fac         Guarantor held by
                     Jurisdiction of      (directly and      Pro-Fac (directly
Name                 Incorporation        indirectly         and indirectly)
- ----                 --------------       ----------------   -------------------

Curtice-Burns              NY                  100            10,000 (common
  Foods, Inc.                                                 stock)

Pro-Fac Iowa               NY                  100            200 (common
                                                              stock)

Express                    NY                  100            10 (common
                                                              stock)

Finger Lakes               NY                  100            200 (common
                                                              stock)

Snyder's                   PA                  100               N.A.

Quality                    PA                  100               N.A.

La Restaurante             PA                  100               N.A.

Meat Snacks                DE                  100            100 (common
                                                              stock)

Snax                       MA                  100            50 (common
                                                              stock)

Kennedy                    WA                  100            10,000 (common
                                                              stock)

Husman                     OH                  100            200 (common
                                                              stock)





Seasonal                   NY                  100            500 (common
                                                              stock)


Export                     Virgin Islands      100               N.A.

Nalley's                   Canada              100            25,100 (ordinary
                                                              shares)

CMF Ltd.                   Canada              100               N.A.